UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 — March 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Master Intermediate Income Trust

Semiannual report
3 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 21

Message from the Trustees

May 14, 2021

Dear Fellow Shareholder:

As society continues to grapple with the Covid-19 pandemic, optimism remains tempered by concern about newer, more aggressive strains of the virus. After infection rates dropped early in the year, they began to rise again in some areas during March. At the same time, the pace of vaccinations accelerated, and several states eased restrictions on consumer activity.

Markets appear to expect an improving economy. The S&P 500 Index crossed the 4,000 threshold as the calendar turned to April. In addition, yields rose in the bond market. This is typically a sign that fixed-income investors anticipate both higher gross domestic product (GDP) growth and the risk of inflation.

No matter how markets move, Putnam’s portfolio managers and analysts keep their focus on researching new opportunities and potential risks. This active approach is intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

2 Master Intermediate Income Trust

Fund allocations are shown as a percentage of the fund’s net assets as of 3/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 20–99.

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Source: Lipper, a Refinitiv company.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/21. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

* Source: Bloomberg Index Services Limited.

4 Master Intermediate Income Trust

Bill, what was the fund’s investment environment like during the reporting period?

As 2020 came to a close, news of multiple Covid-19 vaccines fueled hopes of returning to more normalcy in the economy, markets, and society. In the early months of the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery in 2021. A $1.9 trillion aid package signed into law by President Biden in early March provided a further boost to market sentiment.

Against this backdrop, rising prices for stocks and commodities helped lift the overall market environment. Credit performed well with yield spreads tightening across the quality spectrum. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as spreads tighten and fall as spreads widen.] However, concerns about the potential inflationary impact of additional stimulus on top of an already-recovering economy led to an exodus from government bonds. This drove longer-term interest rates higher and placed a degree of pressure on the credit market. After

Master Intermediate Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

beginning the period at 0.68%, the yield on the benchmark 10-year U.S. Treasury note reached 1.74% by March 31. Similarly, the 30-year Treasury rose from 1.45% to 2.41%.

Within this environment, ascending bond yields weighed on investment-grade [IG] debt despite spread tightening. Convertible bonds and high-yield credit, meanwhile, posted strong gains, aided by better-than-expected corporate earnings and higher oil prices.

Which holdings and strategies drove the fund’s performance?

Reflecting strong investor demand for risk, our corporate credit holdings provided a major boost to results during most of the period. Convertible bonds led the way, as this equity-sensitive sector was particularly strong at the end of 2020. High-yield bonds also added considerable value. Positions in investment-grade credit helped, albeit more modestly.

Our mortgage-credit holdings provided a further meaningful boost. The commercial mortgage sector continued to heal following the dramatic downturn that occurred during the first quarter of 2020. Investor concerns that the Covid-19 pandemic might permanently impair cash flows in certain segments of the commercial mortgage-backed securities [CMBS] market waned as U.S. vaccine distribution increased.

Agency credit-risk transfer securities [CRTs] also performed well. CRTs benefited from stabilization in the residential mortgage market amid falling delinquencies and fewer people participating in the government’s mortgage forbearance program. Strength in the housing market fueled by robust demand and limited supply provided a further tailwind for the sector.

Investments in emerging-market [EM] debt also contributed, primarily during the first half of the period. At the end of 2020, investor optimism about the prospects for a global recovery as vaccine distribution began fueled a

6 Master Intermediate Income Trust

rally in EM bonds. Positions in the Ivory Coast, the Dominican Republic, Senegal, Mexico, and Egypt added the most value.

What about detractors?

The fund’s interest-rate and yield-curve positioning was the only material detractor. Duration has been a very good risk diversifier over time, and normally benefits during risk-off periods when interest rates decline. During the six-month period, however, our positioning suffered amid rising interest rates.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations [CMOs], and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

As the economy reopens amid widespread distribution of Covid-19 vaccines, we believe gross domestic product growth will be robust, particularly in the second and third quarters of 2021. We’re also anticipating a strong recovery in corporate earnings growth. Since, in our

Top holdings

	% of fund’s	Coupon	Maturity
	net assets	(%)	date
Government Sector
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS	1.26%	6.25%	2024
Ghana (Republic of) sr. unsec. bonds Ser. REGS	0.76%	8.125%	2032
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS	0.71%	5.25%	2030
Securitized Sector
Federal National Mortgage Association REMICs Ser. 20-75,	0.86%	4.00%	2050
Class MI, IO
Countrywide Alternative Loan Trust FRB Ser. 06-OA10, Class 4A1,	0.81%	0.489%	2046
(1 Month US LIBOR + 0.38%)
Federal Home Loan Mortgage Corporation REMICs IFB Ser. 5011,	0.65%	6.25%	2050
Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%)
Credit Sector
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB	0.60%	5.95%	2031
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds	0.49%	5.375%	2029
Pertamina Persero PT 144A sr. unsec. unsub. notes	0.42%	5.875%	2022

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust 7

view, growth expectations are already reflected in current market prices, we are cautiously watching for economic data surprises in the coming months.

In light of expectations for sturdier growth, we believe U.S. Treasury yields could rise further this year. That said, we think the trend toward higher rates will be gradual, as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

In addition to interest rates and Covid-19 vaccine progress, we are also monitoring inflation metrics. Given base effects from the prior year and an expected demand surge as the economy fully reopens, we believe any uptick in inflation will be temporary.

We believe today’s monetary and fiscal policies are more closely aligned for economic stimulus than they’ve been in the past 20 years. As a result, we will be alert to signs that we think may cause the U.S. Federal Reserve to shift from its dovish posture sooner than currently expected.

What are your current views on the various sectors in which the fund invests?

Looking first at high-yield bonds, we have a constructive intermediate-term view of corporate fundamentals and the market’s supply-and-demand backdrop, although we expect the ongoing global health crisis to have an effect. Also, even though bond spreads retightened following their sizable widening in March 2020, and compressed further on favorable vaccine news, we think valuations remain relatively attractive.

In IG credit, we believe that a significant amount of anticipated good news has been priced in by the market. As of period end, IG corporate spreads had tightened considerably, making valuations in this sector less attractive. Consequently, security selection and sector rotation will be of utmost importance

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

as we navigate this market. That said, we think U.S. IG credit is still more attractive to foreign investors compared with bonds from Europe or the United Kingdom, after adjusting for foreign-exchange hedging costs.

Within the CMBS market, while there continues to be a degree of negative sentiment toward certain property types, we continue to have conviction in the fund’s CMBX exposure. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.] We believe current valuations fairly compensate investors for existing risk levels and provide an attractive risk premium.

While some parts of the CMBS market will likely continue to struggle, there are CMBS backed by what we consider to be strong underlying collateral that have suffered amid widespread fear of the sector. We think many of these bonds represent attractive investment opportunities.

Within residential mortgage credit, against the backdrop of robust home sales and a rebound in mortgage originations, we continue to find value across numerous market segments.

In prepayment-sensitive areas of the market, we continue to find value in agency interest-only [IO] CMOs, as well as inverse IOs backed by jumbo loans and more seasoned collateral. Overall, we view prepayment-related opportunities as attractive sources of diversification for the fund.

In non-U.S. sovereign debt in both developed and emerging markets, we think the economic recovery will be strongest in countries with large service sectors and effective vaccine distribution. We also prefer countries that can

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

contain government expenditures despite political pressures to raise them.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

Due to a reduced level of portfolio income, the fund decreased its targeted distribution rate in December 2020. The fund currently expects to make monthly distributions of $0.022 per share, down from $0.030 per share. The fund’s targeted distribution rate may change from time to time or be discontinued, depending on market conditions and other factors.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2021, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	5.99%	41.59%	3.54%	32.60%	5.81%	9.72%	3.14%	16.69%	7.47%
Market price	6.15	43.73	3.69	39.95	6.95	14.66	4.67	14.41	8.85

Performance assumes reinvestment of distributions and does not account for taxes. Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 3/31/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA
U.S. Treasury	—	6.79%	0.66%	6.20%	1.21%	4.72%	1.55%	0.12%	0.06%
Bill Index*
Bloomberg
Barclays
Government/	6.13%	43.83	3.70	17.98	3.36	15.74	4.99	0.86	–3.50
Credit Bond Index
FTSE Non-U.S.
World Government	5.03	11.68	1.11	10.36	1.99	2.65	0.88	5.65	–1.91
Bond Index
JPMorgan Global
High Yield Index†	—	88.52	6.55	48.04	8.16	20.23	6.33	25.46	7.92
Lipper Closed-end
General Bond
Funds category	7.02	119.53	7.85	54.45	8.95	20.20	6.30	28.39	9.75
average‡

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

Source: Bloomberg Index Services Limited.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/21 , there were 63, 56, 36, 27, 17, and 4 funds, respectively, in this Lipper category.

Master Intermediate Income Trust 11

Fund price and distribution information For the six-month period ended 3/31/21

Distributions
Number	6
Income	$0.148
Capital gains	—
Total	$0.148
Share value	NAV	Market price
9/30/20	$4.30	$4.11
3/31/21	4.47	4.32
Current rate (end of period)	NAV	Market price
Current dividend rate*	5.91%	6.11%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12 Master Intermediate Income Trust

Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions or geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities, which, during periods of difficult economic conditions, may experience an increase in delinquencies and losses as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. International investing involves currency, economic, and political risks. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Master Intermediate Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government/ Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

14 Master Intermediate Income Trust

CMBX Index tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

FTSE Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Master Intermediate Income Trust 15

Other information for shareholders

Important notice regarding share repurchase program

In September 2020, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2020, up to 10% of the fund’s common shares outstanding as of September 30, 2020.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2021, Putnam employees had approximately $559,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Master Intermediate Income Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Master Intermediate Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 19

The fund’s portfolio 3/31/21 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (74.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.5%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$68,566	$78,699
5.00%, with due dates from 5/20/49 to 3/20/50	231,328	260,067
4.00%, TBA, 4/1/51	4,000,000	4,270,004
3.50%, with due dates from 9/20/49 to 3/20/50	1,069,139	1,156,529
		5,765,299
U.S. Government Agency Mortgage Obligations (72.4%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	102,898	115,057
4.50%, 5/1/49	27,385	30,138
Uniform Mortgage-Backed Securities
5.50%, TBA, 4/1/51	3,000,000	3,353,441
4.50%, TBA, 4/1/51	4,000,000	4,355,312
4.00%, TBA, 5/1/51	14,000,000	15,040,157
4.00%, TBA, 4/1/51	29,000,000	31,120,625
3.50%, TBA, 5/1/51	20,000,000	21,145,312
3.50%, TBA, 4/1/51	24,000,000	25,348,126
3.00%, TBA, 5/1/51	8,000,000	8,332,187
3.00%, TBA, 4/1/51	22,000,000	22,909,218
2.50%, TBA, 5/1/51	10,000,000	10,232,422
2.50%, TBA, 4/1/51	18,000,000	18,457,031
2.00%, TBA, 5/1/51	1,000,000	995,234
2.00%, TBA, 4/1/51	4,000,000	3,987,812
		165,422,072
Total U.S. government and agency mortgage obligations (cost $171,631,751)		$171,187,371

	Principal
U.S. TREASURY OBLIGATIONS (0.7%)*	amount	Value
U.S. Treasury Bonds
3.00%, 2/15/49 [i]	$734,000	$828,466
2.25%, 8/15/46 [i]	173,000	168,592
U.S. Treasury Inflation Index Notes 0.125%, 1/15/22 [i]	58,926	60,325
U.S. Treasury Notes
1.875%, 6/30/26 [i]	108,000	113,376
0.375%, 12/31/25 [i]	323,000	315,720
0.125%, 8/31/22 [i]	152,000	152,015
Total U.S. treasury obligations (cost $1,638,494)		$1,638,494

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)*	amount	Value
Agency collateralized mortgage obligations (22.5%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.367%, 4/15/37	$25,359	$46,913
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 23.408%, 11/15/35	44,230	78,730
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.925%, 12/15/36	25,191	41,061

20 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR)
+ 6.65%), 6.544%, 4/15/40	$1,002,976	$104,871
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.141%, 9/25/50	6,669,955	1,489,268
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.094%, 12/15/47	1,527,308	183,277
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 8/15/56	3,362,042	787,995
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 4/15/47	763,415	151,222
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 1/25/50	5,329,052	933,979
REMICs Ser. 4813, IO, 5.50%, 8/15/48	1,718,421	367,631
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	1,113,507	167,026
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	4,878,415	922,247
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	562,497	72,369
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	287,988	33,399
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	946,195	131,801
REMICs Ser. 4425, IO, 4.00%, 1/15/45	1,297,608	188,919
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	1,144,797	178,813
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	734,393	97,478
REMICs Ser. 4062, Class DI, IO, 4.00%, 9/15/39	288,332	2,400
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	2,044,376	225,045
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	1,119,651	68,132
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	631,062	18,745
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	453,352	34,859
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	416,550	25,718
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	7,369,324	994,859
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	10,001,097	1,431,741
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	1,893,238	178,218
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	806,851	51,235
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	282,710	8,156
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO,
0.379%, 7/25/43 W	1,031,813	10,318
REMICs Ser. 3326, Class WF, zero %, 10/15/35	994	876
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.248%, 7/25/36	35,974	69,069
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 23.802%, 6/25/37	32,192	56,659
REMICs IFB Ser. 08-24, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 23.28%), 22.885%, 2/25/38	24,486	32,507
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.924%, 8/25/35	21,742	29,518
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.112%, 11/25/34	25,342	30,411
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 6.341%, 4/25/42	529,875	80,640

Master Intermediate Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.40%), 6.291%, 4/25/40	$483,715	$99,491
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.141%, 3/25/48	2,633,042	478,424
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.091%, 6/25/48	5,772,704	906,840
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.041%, 5/25/47	5,717,295	1,053,926
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.041%, 10/25/41	185,195	10,136
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,622,161	348,199
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,309,881	259,008
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.991%, 12/25/46	2,092,065	388,080
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.991%, 5/25/39	6,518,936	1,083,714
REMICs FRB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 3/25/50	3,882,340	774,177
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 8/25/49	2,996,757	492,567
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.891%, 11/25/49	6,131,985	858,478
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 5.95%), 5.841%, 2/25/43	1,418,754	289,867
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.90%), 5.791%, 10/25/41	1,342,619	236,456
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	59,180	10,217
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	2,050,983	402,095
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	174,185	29,723
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	7,497,904	1,266,847
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	249,677	47,248
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	887,213	35,489
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	11,159,883	1,976,527
REMICs Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	804,229	116,608
REMICs Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	337,799	21,899
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	612,126	70,775
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	2,157,822	332,133
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	594,557	76,270
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	467,326	55,500
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	449,844	35,988
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	442,157	23,484
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	546,394	27,343
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	657,723	48,265
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	308,900	6,564
REMICs Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	943,060	7,660
REMICs Ser. 99-51, Class N, PO, zero %, 9/17/29	2,691	2,449

22 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-133, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.30%),
6.189%, 9/20/50	$4,777,693	$951,826
IFB Ser. 14-60, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.18%),
6.069%, 4/20/44	2,811,409	583,345
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 7/20/50	4,303,285	718,779
IFB Ser. 19-5, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 1/20/49	3,397,410	536,345
IFB Ser. 13-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 11/20/43	1,790,987	348,085
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 9/20/43	306,414	60,195
IFB Ser. 20-63, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 5/20/50	4,383,095	753,108
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 4/20/50	5,110,232	1,034,061
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 8/20/49	5,023,676	832,423
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 7/20/49	4,743,859	726,569
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 2/20/50	513,491	63,668
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 1/20/50	2,731,984	466,347
IFB Ser. 19-152, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 12/20/49	2,969,826	459,339
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 9/20/49	4,837,110	806,879
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 8/20/49	177,326	26,119
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 6/20/49	237,325	30,473
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
5.489%, 8/20/44	1,414,443	245,417
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	577,885	113,294
Ser. 16-42, IO, 5.00%, 2/20/46	1,505,270	282,769
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	1,428,369	212,013
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,602,475	520,417
Ser. 14-76, IO, 5.00%, 5/20/44	606,010	109,236
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	430,737	76,456
Ser. 12-146, IO, 5.00%, 12/20/42	387,567	78,665
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	569,153	113,881
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	411,291	80,273
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,849,975	376,359
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	951,696	190,415
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,891,481	375,575
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	324,432	62,892
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	2,341,703	382,722
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	1,205,646	189,226
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	790,127	83,524

Master Intermediate Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	$614,897	$122,260
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	835,111	152,549
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	987,717	123,810
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	792,848	136,605
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	170,254	15,057
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	706,150	128,939
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	736,305	68,417
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	1,345,024	241,997
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	704,774	125,030
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	784,066	132,564
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	487,030	74,905
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	476,808	90,889
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	473,247	41,141
Ser. 16-29, IO, 4.00%, 2/16/46	693,081	119,885
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	1,982,119	321,242
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	1,253,211	225,578
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,282,891	190,820
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	1,217,480	147,291
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	3,127,404	461,346
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	2,130,577	134,135
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	411,666	69,195
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	1,437,763	118,152
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	370,284	57,906
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	329,322	54,323
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	824,214	129,743
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	5,101,011	694,165
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	280,030	12,187
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	1,172,348	122,452
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	1,001,684	83,291
Ser. 13-76, IO, 3.50%, 5/20/43	1,080,019	158,244
Ser. 13-28, IO, 3.50%, 2/20/43	312,807	33,805
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	488,360	56,581
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	753,548	91,368
Ser. 13-14, IO, 3.50%, 12/20/42	1,793,705	174,474
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	329,221	38,993
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,043,374	171,722
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	1,344,848	211,944
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	1,412,241	213,704
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	658,184	116,007
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	1,236,303	82,536
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	1,464,227	95,175
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	585,940	13,426
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	2,320,505	150,670
Ser. 15-H10, Class BI, IO, 2.993%, 4/20/65 W	2,458,445	175,041
Ser. 16-H09, Class BI, IO, 2.965%, 4/20/66 W	4,339,167	340,191
Ser. 16-H18, Class QI, IO, 2.957%, 6/20/66 W	2,718,891	240,986
Ser. 15-H15, Class BI, IO, 2.598%, 6/20/65 W	2,246,853	164,245
Ser. 16-H17, Class KI, IO, 2.521%, 7/20/66 W	2,524,028	205,771

24 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H15, Class KI, IO, 2.497%, 8/20/68 W	$3,291,625	$310,466
Ser. 16-H16, Class EI, IO, 2.488%, 6/20/66 W	3,799,171	318,371
Ser. 17-H16, Class JI, IO, 2.473%, 8/20/67 W	7,946,005	802,117
Ser. 17-H02, Class BI, IO, 2.47%, 1/20/67 W	2,442,920	224,622
Ser. 17-H16, Class FI, IO, 2.469%, 8/20/67 W	2,890,068	243,404
Ser. 17-H06, Class BI, IO, 2.407%, 2/20/67 W	3,840,781	296,797
Ser. 17-H12, Class QI, IO, 2.395%, 5/20/67 W	3,383,484	290,222
Ser. 18-H02, Class EI, IO, 2.378%, 1/20/68 W	5,534,833	556,943
Ser. 16-H23, Class NI, IO, 2.361%, 10/20/66 W	9,788,837	833,030
Ser. 18-H03, Class XI, IO, 2.333%, 2/20/68 W	4,010,816	400,279
Ser. 16-H22, Class AI, IO, 2.319%, 10/20/66 W	3,656,577	318,817
Ser. 15-H20, Class CI, IO, 2.183%, 8/20/65 W	3,978,451	339,362
Ser. 16-H06, Class DI, IO, 2.167%, 7/20/65 W	5,036,688	302,342
Ser. 15-H24, Class AI, IO, 2.136%, 9/20/65 W	3,069,955	222,431
Ser. 17-H09, IO, 2.119%, 4/20/67 W	4,789,562	351,707
Ser. 17-H19, Class MI, IO, 2.064%, 4/20/67 W	1,862,325	165,747
Ser. 16-H03, Class DI, IO, 2.03%, 12/20/65 W	3,617,834	240,090
Ser. 17-H16, Class IH, IO, 1.931%, 7/20/67 W	5,179,748	358,123
Ser. 17-H16, Class IG, IO, 1.89%, 7/20/67 W	7,232,399	484,093
Ser. 17-H11, Class DI, IO, 1.89%, 5/20/67 W	3,591,919	313,093
Ser. 15-H25, Class EI, IO, 1.857%, 10/20/65 W	2,698,392	194,284
Ser. 15-H20, Class AI, IO, 1.816%, 8/20/65 W	3,321,010	241,437
FRB Ser. 15-H08, Class CI, IO, 1.791%, 3/20/65 W	1,878,752	119,113
Ser. 15-H23, Class BI, IO, 1.75%, 9/20/65 W	3,520,999	233,442
Ser. 16-H03, Class AI, IO, 1.732%, 1/20/66 W	3,311,855	228,955
Ser. 16-H10, Class AI, IO, 1.718%, 4/20/66 W	8,468,603	464,638
Ser. 16-H24, Class CI, IO, 1.697%, 10/20/66 W	2,354,414	149,270
Ser. 16-H14, IO, 1.683%, 6/20/66 W	3,282,609	194,160
Ser. 13-H08, Class CI, IO, 1.625%, 2/20/63 W	2,914,903	117,762
Ser. 16-H06, Class CI, IO, 1.61%, 2/20/66 W	4,581,176	239,183
Ser. 14-H21, Class BI, IO, 1.532%, 10/20/64 W	4,898,435	271,863
Ser. 16-H02, Class HI, IO, 1.529%, 1/20/66 W	4,352,871	266,831
Ser. 17-H08, Class NI, IO, 1.489%, 3/20/67 W	4,859,623	412,096
Ser. 18-H05, Class BI, IO, 0.914%, 2/20/68 W	3,980,996	405,564
Ser. 18-H05, Class AI, IO, 0.903%, 2/20/68 W	1,990,969	202,830
Ser. 15-H26, Class CI, IO, 0.486%, 8/20/65 W	5,423,954	72,139
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,004	904
		51,406,531
Commercial mortgage-backed securities (8.2%)
BANK 144A Ser. 17-BNK9, Class D, 2.80%, 11/15/54	374,000	320,368
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E,
3.25%, 8/15/52	359,000	287,488
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.432%, 1/12/45 W	1,319,000	1,078,283
Ser. 05-PWR7, Class B, 4.965%, 2/11/41 W	199,694	198,696
Ser. 05-PWR7, Class D, 4.965%, 2/11/41 W	441,000	339,570
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW14, Class XW, IO, 0.467%, 12/11/38 W	228,933	1,628

Master Intermediate Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.758%, 12/15/47 W	$409,000	$398,524
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	1,025,000	953,092
COMM Mortgage Trust FRB Ser. 14-CR16, Class C, 4.907%, 4/10/47 W	336,000	357,679
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.847%, 5/10/47 W	647,000	504,660
FRB Ser. 14-UBS3, Class D, 4.769%, 6/10/47 W	344,000	346,464
FRB Ser. 12-CR3, Class E, 4.751%, 10/15/45 W	297,000	137,203
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	270,179
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.685%, 12/15/39 W	714,351	7
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C4,
Class C, 5.719%, 9/15/39 W	12,160	12,147
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.764%, 4/15/50 W	527,000	375,311
DBUBS Mortgage Trust 144A FRB Ser. 11-LC2A, Class D,
5.615%, 7/10/44 W	272,000	268,376
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D,
4.403%, 2/10/46 W	622,000	558,430
GS Mortgage Securities Trust 144A
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	160,000	132,545
FRB Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	1,270,000	786,751
FRB Ser. 13-GC13, Class D, 4.084%, 7/10/46 W	531,000	241,816
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class C, 4.105%, 7/15/45 W	266,000	274,687
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.806%, 2/15/47 W	1,183,000	567,498
FRB Ser. C14, Class D, 4.702%, 8/15/46 W	515,000	352,772
FRB Ser. 14-C18, Class E, 4.306%, 2/15/47 W	407,000	171,676
FRB Ser. 14-C23, Class D, 3.972%, 9/15/47 W	244,000	243,391
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	1,500,000	1,004,833
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	390,345
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.168%, 4/15/46 W	581,000	457,136
Ser. 13-LC11, Class B, 3.499%, 4/15/46	221,000	225,794
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 5.947%, 2/12/51 W	398,000	59,700
FRB Ser. 11-C3, Class F, 5.789%, 2/15/46 W	410,000	95,016
FRB Ser. 11-C4, Class C, 5.419%, 7/15/46 W	234,000	233,042
FRB Ser. 12-C6, Class E, 5.142%, 5/15/45 W	363,000	177,870
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	841,000	546,428
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.688%, 9/15/39 W	784,080	1,730
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.704%, 12/15/49 W	13,487	—
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C,
5.324%, 12/12/49 W	50,951	50,951
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.353%, 8/15/46 W	900,000	81,000
FRB Ser. 13-C11, Class F, 4.353%, 8/15/46 W	496,000	163,680

26 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 15-C23, Class D, 4.145%, 7/15/50 W	$546,000	$536,546
FRB Ser. 13-C9, Class D, 4.115%, 5/15/46 W	350,000	318,500
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	485,000	230,689
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	1,316,000	1,000,756
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	975,000	312,000
Ser. 14-C17, Class E, 3.50%, 8/15/47	443,000	269,311
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	171,039	46,696
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	434,023	427,388
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 20-01, Class M10, (1 Month US LIBOR + 3.75%), 3.859%, 3/25/50	701,000	723,196
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	558,952	6
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	622,000	163,912
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	297,000	303,003
Wells Fargo Commercial Mortgage Trust FRB Ser. 20-C56, Class C,
3.75%, 6/15/53 W	281,000	286,229
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.274%, 7/15/46 W	188,000	93,975
Ser. 14-LC16, Class D, 3.938%, 8/15/50	889,000	205,138
WF-RBS Commercial Mortgage Trust 144A Ser. 12-C7, Class F,
4.50%, 6/15/45 W	2,524,000	1,209,115
		18,793,226
Residential mortgage-backed securities (non-agency) (13.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.299%, 5/25/47	463,585	266,551
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6,
2.613%, 11/27/36 W	730,745	584,596
Bear Stearns Alt-A Trust FRB Ser. 05-10, Class 11A1, (1 Month
US LIBOR + 0.50%), 0.609%, 1/25/36	77,673	95,725
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
0.298%, 11/25/47	277,190	220,324
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 0.459%, 3/25/37	962,279	887,900
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3,
3.698%, 3/25/65 W	1,000,000	1,039,800
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.289%, 6/25/46 W	301,590	274,658
FRB Ser. 05-38, Class A1, (1 Month US LIBOR + 1.50%),
1.759%, 9/25/35	291,647	272,282
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
1.219%, 8/25/46	112,136	107,733
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.199%, 6/25/46	337,253	304,780
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%),
0.809%, 9/25/35	358,876	323,758
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%),
0.771%, 11/20/35	410,905	377,395

Master Intermediate Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	$326,425	$300,074
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	2,089,236	1,850,855
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 10.609%, 5/25/28	266,562	295,739
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 10.109%, 7/25/28	888,800	1,003,896
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 9.459%, 4/25/28	571,019	667,207
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B,
(1 Month US LIBOR + 9.20%), 9.309%, 10/25/27	395,502	452,466
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA1,
Class B, (1 Month US LIBOR + 8.80%), 8.909%, 3/25/28	385,535	416,247
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 7.659%, 12/25/27	683,698	736,058
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.959%, 3/25/29	250,000	258,789
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 2.409%, 9/25/30	602,935	602,935
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class B2, (US 30 Day Average SOFR + 11.50%), 11.517%, 10/25/50	176,000	209,880
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2,
(1 Month US LIBOR + 11.25%), 11.368%, 4/25/49	106,000	118,646
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 11.109%, 10/25/48	448,000	510,158
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2,
(1 Month US LIBOR + 10.75%), 10.859%, 1/25/49	141,000	153,879
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 10.618%, 3/25/49	118,000	131,744
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4,
Class B2, (1 Month US LIBOR + 10.00%), 10.118%, 8/25/50	609,000	695,783
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3,
Class B2, (1 Month US LIBOR + 10.00%), 10.109%, 7/25/50	430,000	481,600
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2,
(1 Month US LIBOR + 8.15%), 8.268%, 7/25/49	135,000	139,325
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2,
(1 Month US LIBOR + 7.75%), 7.859%, 9/25/48	174,000	177,253
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3,
Class B1, (1 Month US LIBOR + 5.75%), 5.859%, 7/25/50	298,000	312,520
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	307,000	321,322
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	636,000	660,276
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1,
(1 Month US LIBOR + 4.25%), 4.359%, 10/25/48	380,000	385,225
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1,
(1 Month US LIBOR + 3.90%), 4.009%, 9/25/48	190,000	192,023

28 Master Intermediate Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 3.809%, 12/25/30	$260,000	$260,661
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2,
Class M2, (1 Month US LIBOR + 3.10%), 3.218%, 3/25/50	367,000	370,556
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.759%, 1/25/49	148,965	149,806
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.568%, 3/25/49	121,504	121,656
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.459%, 2/25/49	147,680	147,857
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.409%, 10/25/48	120,000	119,885
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
(1 Month US LIBOR + 12.75%), 12.859%, 10/25/28	89,557	108,379
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 12.359%, 9/25/28	1,113,108	1,364,252
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 11.859%, 10/25/28	566,382	685,079
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 11.859%, 8/25/28	367,357	441,039
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 10.859%, 1/25/29	119,560	137,463
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B,
(1 Month US LIBOR + 9.25%), 9.359%, 4/25/29	19,873	22,363
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.009%, 10/25/28	561,451	593,756
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.809%, 4/25/28	1,027,235	1,089,618
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.659%, 4/25/28	35,981	37,909
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 5.609%, 9/25/29	477,000	513,511
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 7/25/25	83,827	84,830
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 4.959%, 10/25/29	1,170,000	1,247,781
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1,
(1 Month US LIBOR + 4.50%), 4.609%, 12/25/30	283,000	292,360
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.559%, 5/25/30	82,000	84,384
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.559%, 2/25/30	60,000	61,500
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	11,075	11,197
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 3.709%, 1/25/30	182,000	185,108
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 3.659%, 7/25/30	457,000	454,715
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2,
(1 Month US LIBOR + 3.00%), 3.109%, 10/25/29	477,293	487,199

Master Intermediate Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (44.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2,
(1 Month US LIBOR + 2.50%), 2.609%, 5/25/30	$246,169	$247,235
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 2.359%, 7/25/30	46,973	46,973
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.209%, 3/25/31	67,803	67,429
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1,
(1 Month US LIBOR + 4.10%), 4.209%, 9/25/31	556,000	563,354
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1M2, (1 Month US LIBOR + 3.65%), 3.759%, 2/25/40	504,000	504,520
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.559%, 7/25/31	43,660	43,741
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.36%), 0.469%, 5/25/36	526,818	185,962
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 0.419%, 5/25/37	283,171	237,446
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 0.37%, 5/19/35	283,907	142,896
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 0.318%, 6/25/37	492,764	258,538
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	330,000	329,670
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	301,354	283,585
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR
+ 0.80%), 0.904%, 8/25/35	76,307	74,861
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month
US LIBOR + 2.85%), 2.959%, 7/25/28 (Bermuda)	800,000	799,466
Pretium Mortgage Credit Partners, LLC 144A FRB Ser. 20-RPL1,
Class A1, 3.819%, 5/27/60	234,370	235,868
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 2.70%), 2.809%, 3/25/28 (Bermuda)	794,000	795,272
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.43%), 0.539%, 5/25/46	248,050	220,765
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%),
0.319%, 8/25/36	325,653	309,370
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%),
0.229%, 8/25/36	270,638	256,069
Towd Point Mortgage Trust 144A Ser. 19-2, Class A2,
3.75%, 12/25/58 W	216,000	229,854
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13,
Class A1C3, (1 Month US LIBOR + 0.98%), 1.089%, 10/25/45	162,144	161,194
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5,
Class 1A1, 2.871%, 4/25/36 W	177,108	177,799
		31,074,133
Total mortgage-backed securities (cost $109,361,959)		$101,273,890

30 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (21.8%)*	amount	Value
Basic materials (1.4%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$151,000	$163,080
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	38,000	39,045
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	87,000	88,958
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	115,000	125,313
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	90,000	94,275
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	82,000	87,945
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes
5.125%, 2/15/29	120,000	114,714
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	175,000	187,250
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	63,000	65,126
Core & Main LP 144A sr. unsec. notes 6.125%, 8/15/25	100,000	102,634
FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr.
unsec. bonds 4.375%, 4/1/31 (Australia)	120,000	122,250
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	60,000	65,294
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	60,000	63,645
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	203,000	208,826
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	179,000	188,621
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
4.50%, 4/1/26 (Canada)	45,000	46,519
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	30,000	32,025
Ingevity Corp. 144A company guaranty sr. unsec. notes
3.875%, 11/1/28	95,000	91,913
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	25,000	25,813
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	160,000	155,600
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	35,000	36,313
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	121,000	124,025
Mercer International, Inc. 144A sr. unsec. notes 5.125%,
2/1/29 (Canada)	70,000	72,520
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	145,000	151,786
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	80,000	82,409
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%,
2/15/26 (Canada)	105,000	106,890
Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc. 144A company guaranty sr. unsec. notes 5.125%,
4/1/29 (Luxembourg)	120,000	123,750

Master Intermediate Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Basic materials cont.
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	$147,000	$153,340
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	20,000	21,450
Tronox, Inc. 144A company guaranty sr. unsec. notes
4.625%, 3/15/29	90,000	90,113
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	45,000	46,350
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	121,000	132,798
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	80,000	82,816
		3,293,406
Capital goods (2.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 1/30/31	60,000	58,125
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	234,000	248,695
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	10,000	10,484
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	115,000	122,044
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	35,000	35,438
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	330,000	338,762
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	80,000	85,576
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	45,000	47,773
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	80,000	84,400
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	180,563
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes
4.00%, 8/1/28 (Canada)	45,000	43,538
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	115,000	121,181
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	150,000	163,125
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	49,000	50,838
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	45,000	48,921
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	177,000	187,981
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	125,000	134,595
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	171,000	172,710
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	190,000	193,857
Sensata Technologies BV 144A company guaranty sr. unsec. notes
4.00%, 4/15/29	120,000	122,100
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	352,000	371,360
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	208,000	222,746

32 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Capital goods cont.
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	$70,000	$72,100
Tenneco, Inc. 144A company guaranty sr. notes 7.875%, 1/15/29	10,000	11,244
Tenneco, Inc. 144A company guaranty sr. notes 5.125%, 4/15/29	94,000	92,679
Terex Corp. 144A company guaranty sr. unsec. notes
5.00%, 5/15/29	60,000	62,112
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	86,000	88,903
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	148,000	152,995
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	672,000	712,253
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
4.625%, 1/15/29	80,000	78,783
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	223,000	228,296
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	115,000	128,685
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	55,000	60,143
		4,733,005
Communication services (2.2%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	266,000	274,326
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	1,045,000	1,120,731
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	55,000	56,056
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	199,000	210,472
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	82,000	83,644
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	120,000	129,450
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	245,000	256,405
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	84,000	90,334
Frontier Communications Corp. 144A company guaranty sr. notes
5.875%, 10/15/27	90,000	95,400
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	105,000	110,744
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	6,000	6,210
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	264,000	271,920
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	85,000	87,479
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	40,000	40,452
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	55,000	53,281
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	40,000	42,750
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	260,000	327,852

Master Intermediate Income Trust 33

		Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.		amount	Value
Communication services cont.
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		$125,000	$153,117
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		433,000	494,703
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		190,000	194,769
T-Mobile USA, Inc. company guaranty sr. unsec. bonds
2.875%, 2/15/31		80,000	77,320
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		19,000	20,142
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		45,000	45,788
T-Mobile USA, Inc. company guaranty sr. unsec. notes
2.625%, 2/15/29		55,000	53,407
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		148,000	158,160
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		55,000	56,272
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30		50,000	54,487
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27		125,000	136,630
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		75,000	79,266
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	165,684
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27		$55,000	54,120
			5,001,371
Consumer cyclicals (4.7%)
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		60,000	60,000
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%,
4/1/27 ‡‡		105,000	108,938
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		60,000	62,471
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27		55,000	56,058
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)		55,000	57,406
Carnival Corp. 144A sr. notes 11.50%, 4/1/23		50,000	57,313
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		55,000	57,613
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24		110,000	112,063
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		190,000	188,851
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		25,000	27,375
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27		80,000	80,524
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26		6,000	6,248
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		320,000	320,000

34 Master Intermediate Income Trust

		Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.		amount	Value
Consumer cyclicals cont.
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26		$144,000	$103,645
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27		92,000	48,300
Entercom Media Corp. 144A company guaranty notes
6.75%, 3/31/29		120,000	124,731
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27		244,000	252,235
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25		152,000	184,089
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25		200,000	215,796
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25		45,000	50,400
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23		78,000	89,090
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30		45,000	44,438
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28		25,000	25,781
Gray Television, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/15/30		60,000	59,475
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		200,000	217,250
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25		45,000	47,616
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		125,000	132,613
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		88,000	91,850
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		130,811	138,823
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		271,721	290,402
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		65,000	74,831
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		150,000	168,000
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		194,000	201,518
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		268,000	273,360
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27		65,000	67,213
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25		70,000	70,875
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25		31,000	32,938
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity		128,000	145,600
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25		30,000	33,336
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25		25,000	31,125
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30		55,000	62,322
La Financiere Atalian SASU company guaranty sr. unsec. notes
Ser. REGS, 4.00%, 5/15/24 (France)	EUR	100,000	111,092

Master Intermediate Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.		amount	Value
Consumer cyclicals cont.
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$57,000	$55,005
LHMC Finco SARL sr. notes Ser. REGS, 6.25%,
12/20/23 (Luxembourg)	EUR	100,000	118,820
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24		$181,000	186,318
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24		115,000	118,666
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		46,000	46,814
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26		99,000	102,821
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		60,000	66,526
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28		45,000	47,756
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)		160,000	167,400
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)		125,000	124,160
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27		170,000	186,629
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		195,000	197,301
Mattel, Inc. 144A company guaranty sr. unsec. notes
3.375%, 4/1/26		25,000	25,811
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26		180,000	183,825
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25		110,000	117,975
Motion Bondco DAC company guaranty sr. notes Ser. REGS, 4.50%,
11/15/27 (Ireland)	EUR	110,000	126,402
MPH Acquisition Holdings, LLC 144A company guaranty sr. unsec.
notes 5.75%, 11/1/28		$60,000	58,836
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25		110,000	114,128
NESCO Holdings II, Inc. 144A company guaranty notes
5.50%, 4/15/29 ##		90,000	92,295
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28		55,000	55,579
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27		160,000	168,198
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		183,000	187,118
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28		80,000	84,100
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25		115,000	130,139
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30		36,000	34,650
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28		170,000	181,475
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27		55,000	53,350
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28		115,000	119,714
QVC, Inc. company guaranty sr. notes 4.375%, 9/1/28		100,000	100,793
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25		278,000	331,515
Scientific Games International, Inc. 144A company guaranty sr.
notes 5.00%, 10/15/25		65,000	67,321

36 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Consumer cyclicals cont.
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	$105,000	$112,613
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	168,000	173,200
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A
company guaranty sr. unsec. notes 4.625%, 11/1/26	120,000	124,800
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	95,000	92,625
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	60,000	57,750
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	367,000	383,515
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	115,000	124,455
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	55,000	58,025
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	95,000	90,013
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,366
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	115,000	114,425
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30	125,000	132,813
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	50,000	55,078
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	55,000	60,787
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	65,000	71,175
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	115,000	122,811
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	54,000	54,540
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	10,000	10,353
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	60,000	61,200
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	25,000	25,625
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	75,000	71,273
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	101,000	102,389
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	70,000	74,550
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	150,000	156,975
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	145,000	148,408
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	35,000	37,943
		10,762,751
Consumer staples (1.4%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada)	80,000	77,200
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	77,000	77,363

Master Intermediate Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.		amount	Value
Consumer staples cont.
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)		$100,000	$100,500
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		35,000	35,980
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		260,000	269,476
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25		35,000	37,188
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes
3.25%, 2/15/29		18,000	17,775
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		227,000	229,270
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		60,000	64,587
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		130,000	133,975
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		110,000	115,500
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
3.00%, 6/1/26		159,000	167,641
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes
3.875%, 5/15/27		17,000	18,596
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28		85,000	91,308
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		157,000	162,495
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		37,000	38,396
Loxam SAS notes 3.75%, 7/15/26 (France)	EUR	100,000	117,819
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		$130,000	130,365
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		118,000	123,605
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28		60,000	61,306
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29		60,000	74,400
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		120,000	136,429
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		230,000	278,201
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		60,000	70,953
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		35,000	40,304
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		66,000	72,848
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26		105,000	116,115
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28		95,000	99,616
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25		59,000	63,809
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		55,000	52,882
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		55,000	58,152
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25		25,000	27,375
			3,161,429
Energy (3.8%)
Antero Resources Corp. 144A company guaranty sr. unsec. notes
8.375%, 7/15/26		15,000	16,538
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27		35,000	35,875
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28		36,000	35,892
Callon Petroleum Co. company guaranty sr. unsec. unsub. notes
6.25%, 4/15/23		90,000	80,100

38 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Energy cont.
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	$43,000	$43,618
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	129,000	135,128
Cheniere Energy Partners LP 144A company guaranty sr. unsec.
bonds 4.00%, 3/1/31	90,000	91,575
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	23,000	23,863
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	135,000	142,567
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	105,000	108,748
Continental Resources, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/31	127,000	143,492
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	56,000	60,620
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	60,000	81,300
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp. 144A sr.
unsec. notes 7.75%, 12/15/25	130,000	138,804
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	196,000	207,039
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	115,000	122,905
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes
5.625%, 1/15/28	105,000	101,533
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	10,700
Global Partners LP/GLP Finance Corp. company guaranty sr.
unsec. notes 6.875%, 1/15/29	20,000	21,465
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	102,000	103,122
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	217,000	224,253
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	195,000	197,496
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	196,000	202,458
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
9.00%, 2/1/25	70,097	71,849
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	96,000	99,144
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	25,000	27,469
Northriver Midstream Finance LP 144A sr. notes 5.625%,
2/15/26 (Canada)	62,000	63,860
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
7.375%, 11/1/31	40,000	50,820
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	925,000	961,073
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	211,791
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	169,000	186,323
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.60%, 1/3/31 (Brazil)	879,000	926,290
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	409,000	451,945

Master Intermediate Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.		amount	Value
Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †		$399,000	$16,958
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †		824,000	35,020
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
6.50%, 1/23/29 (Mexico)		432,000	437,513
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
5.95%, 1/28/31 (Mexico)		1,420,000	1,363,200
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)		51,000	49,343
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25		80,000	83,530
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27		136,000	125,800
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24		67,000	62,813
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26		49,000	45,276
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22		96,000	94,080
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25		30,000	33,750
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28		130,000	126,100
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29		35,000	38,560
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27		185,000	201,036
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30		35,000	36,750
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)		41,325	38,846
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27		88,000	81,339
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27		35,000	36,400
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26		101,000	105,767
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30		29,000	31,227
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28		117,000	128,957
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27		64,000	68,193
			8,620,113
Financials (2.6%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		105,000	109,856
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. notes 4.25%, 10/15/27		30,000	30,273
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes
Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	105,000	125,840
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)		$200,000	222,819
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		4,000	4,340
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		242,000	272,553
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		100,000	115,175
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)		200,000	228,810
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R		230,000	258,121

40 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Financials cont.
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	$45,000	$45,900
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	53,000	54,921
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	115,000	128,924
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	115,000	119,169
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	95,000	96,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	104,000	108,940
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.375%, 2/1/29	64,000	62,541
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	15,000	16,004
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)	200,000	218,277
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	90,000	91,575
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	156,000	162,303
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	122,000	122,842
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB
3.875%, 4/15/31 (Brazil)	930,000	902,100
Ladder Capital Finance Holdings, LLLP/Ladder Capital
Finance Corp. 144A company guaranty sr. unsec. unsub. notes
5.25%, 10/1/25 R	160,000	160,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	115,000	113,275
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	60,000	62,250
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	93,000	93,377
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.125%, 12/15/30	35,000	34,395
NatWest Group PLC sr. unsec. unsub. FRN 4.269%, 3/22/25
(United Kingdom)	570,000	622,079
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	110,000	114,021
PHH Mortgage Corp. 144A company guaranty sr. notes
7.875%, 3/15/26	105,000	107,625
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	235,000	234,427
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	41,000	46,577
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	45,000	49,851
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	60,000	69,201
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	269,000	305,967
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	120,000	127,650
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	150,000	155,742

Master Intermediate Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	$83,000	$84,245
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	200,000	212,000
		6,090,865
Health care (1.8%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	150,000	166,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	105,000	117,206
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	55,000	59,705
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29	80,000	84,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	160,000	164,032
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/15/29	50,000	49,375
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	144,000	147,312
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	55,000	54,909
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	250,000	269,375
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	89,000	93,886
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	82,000	85,747
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 3/15/31	60,000	60,825
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 3/15/29	55,000	55,000
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	305,000	329,797
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 6.00%, 1/15/29	10,000	10,575
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 5.625%, 3/15/27	45,000	47,025
CHS/Community Health Systems, Inc. 144A company guaranty sr.
unsec. sub. notes 6.875%, 4/1/28	105,000	95,573
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	130,000	147,388
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company
guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	45,000	45,450
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	55,000	56,925
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	245,000	276,238
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	55,000	55,635
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	55,000	54,725
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	60,000	60,300
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	155,000	166,346
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	40,000	39,042
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	240,000	244,020
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	28,000	29,564

42 Master Intermediate Income Trust

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	$30,000	$32,390
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	235,000	245,740
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	339,000	352,343
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	224,700
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	200,000	213,000
		4,135,548
Technology (0.9%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	20,000	21,119
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	105,000	108,281
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes
3.00%, 2/15/29	55,000	53,774
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	260,000	307,670
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	152,000	156,465
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes
8.50%, 4/15/24	105,000	107,258
Diebold Nixdorf, Inc. 144A company guaranty sr. notes
9.375%, 7/15/25	54,000	60,143
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	33,000	35,234
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	119,000	124,309
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	280,000	281,186
Plantronics, Inc. 144A company guaranty sr. unsec. notes
4.75%, 3/1/29	155,000	152,288
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	55,000	53,894
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	203,000	215,180
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	45,000	47,531
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/1/29	90,000	88,650
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	170,000	173,631
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	120,000	121,480
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	44,000	48,508
		2,156,601
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.75%, 4/20/29	120,000	127,896
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.50%, 4/20/26	120,000	125,100
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	170,000	184,769
		437,765

Master Intermediate Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (21.8%)* cont.	amount	Value
Utilities and power (0.7%)
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	$40,000	$42,434
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	29,000	28,665
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	45,000	45,113
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	58,000	59,731
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	170,000	171,428
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	25,000	24,370
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,743
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	94,000	97,760
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	27,000	28,080
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	102,000	110,753
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	170,000	181,789
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	49,000	52,430
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	110,000	113,265
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	30,000	31,267
PG&E Corp. sr. sub. notes 5.00%, 7/1/28	105,000	110,930
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/21 F	90,000	72
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	50,000	52,810
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	30,000	31,390
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	68,000	70,678
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	168,000	174,090
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	75,000	77,348
		1,514,146
Total corporate bonds and notes (cost $48,626,764)		$49,907,000

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (12.7%)*	amount	Value
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%,
5/14/30 (Bahrain)	$960,000	$1,065,593
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina) (In default) †	75,000	27,692
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina) (In default) †	2,140,000	801,934
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/22 (Argentina) (In default) †	341,333	137,415
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 3.00%,
6/1/27 (Argentina)	1,477,524	868,717
Cordoba (Province of) 144A sr. unsec. unsub. notes 3.00%,
12/10/25 (Argentina)	556,786	380,012
Development Bank of Mongolia, LLC unsec. notes Ser. REGS,
7.25%, 10/23/23 (Mongolia)	340,000	367,200
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)	56,667	56,808

44 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (12.7%)* cont.		amount	Value
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		$661,000	$763,455
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)		180,000	202,770
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		284,000	316,660
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)		380,000	417,050
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30
(Dominican Republic)		260,000	262,600
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		725,000	795,688
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)		1,400,000	1,490,971
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		600,000	633,744
Egypt (Arab Republic of) 144A sr. unsec. bonds 5.875%,
2/16/31 (Egypt)		720,000	673,992
Egypt (Arab Republic of) 144A sr. unsec. notes 5.75%,
5/29/24 (Egypt)		520,000	545,158
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
1/18/27 (El Salvador)		378,000	373,842
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		300,000	300,000
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.125%,
3/26/32 (Ghana)		1,800,000	1,734,750
Ghana (Republic of) 144A sr. unsec. notes 7.75%, 4/7/29 (Ghana)		550,000	544,500
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%,
2/14/30 (Indonesia)		379,000	385,831
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		1,020,000	1,153,885
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%,
1/15/25 (Indonesia)		360,000	394,647
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	226,248
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		650,000	728,016
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		560,000	588,703
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	1,345,000	1,626,982
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
3/3/28 (Ivory Coast)		$1,025,000	1,109,583
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		1,300,000	1,387,750
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%,
5/22/27 (Kenya)		710,000	754,375
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
6/24/24 (Kenya)		340,000	374,000
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%,
4/7/26 (Mongolia)		270,000	287,552
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%,
8/1/29 (Oman)		499,000	518,940

Master Intermediate Income Trust 45

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (12.7%)* cont.	amount	Value
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.25%,
7/30/24 (Senegal)	$2,670,000	$2,870,250
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)	670,000	738,836
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	360,000	371,704
Turkey (Republic of) sr. unsec. unsub. notes 6.35%,
8/10/24 (Turkey)	430,000	430,538
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	1,009,000	1,016,568
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	798,000	79,800
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	371,000	37,100
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,292,000	129,200
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%,
11/19/24 (Vietnam)	910,000	1,017,965
Total foreign government and agency bonds and notes (cost $30,483,641)		$28,989,024

	Principal
CONVERTIBLE BONDS AND NOTES (7.9%)*	amount	Value
Capital goods (0.1%)
Middleby Corp. (The) 144A cv. sr. unsec. unsub. notes 1.00%, 9/1/25	$165,000	$232,547
		232,547
Communication services (0.4%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes
1.125%, 3/15/28	163,000	164,222
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	363,000	348,952
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	38,000	48,381
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	79,000	91,403
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49	188,000	194,956
		847,914
Consumer cyclicals (1.6%)
Alarm.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	110,000	102,025
Booking Holdings, Inc. 144A cv. sr. unsec. notes 0.75%, 5/1/25	257,000	377,790
Burlington Stores, Inc. 144A cv. sr. unsec. notes 2.25%, 4/15/25	185,000	277,847
Carnival Corp. 144A cv. company guaranty notes 5.75%, 4/1/23	10,000	28,060
Cinemark Holdings, Inc. 144A cv. sr. unsec. notes 4.50%, 8/15/25	50,000	83,313
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28	165,000	163,268
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub.
notes zero %, 2/15/26	166,000	181,189
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26	218,000	220,180
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23	131,000	190,998
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	21,000	20,051
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	100,000	126,800
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	192,000	268,205
National Vision Holdings, Inc. 144A cv. sr. unsec. notes
2.50%, 5/15/25	108,000	169,155
NCL Corp, Ltd. 144A cv. company guaranty notes 5.375%, 8/1/25	153,000	264,767

46 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (7.9%)* cont.	amount	Value
Consumer cyclicals cont.
Penn National Gaming, Inc. cv. sr. unsec. notes 2.75%, 5/15/26	$5,000	$22,550
RH cv. sr. unsec. notes zero %, 9/15/24 (acquired 3/18/21, cost
$13,344) ∆∆	13,000	36,688
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes
2.875%, 11/15/23	312,000	405,288
Sabre GLBL, Inc. 144A cv. company guaranty sr. unsec. notes
4.00%, 4/15/25	22,000	45,694
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes
zero %, 12/15/25	109,000	136,315
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27	80,000	90,350
Square, Inc. 144A cv. sr. unsec. sub. notes zero %, 5/1/26	80,000	89,152
Vail Resorts, Inc. 144A cv. sr. unsec. sub. notes zero %, 1/1/26	146,000	149,396
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	83,000	114,955
		3,564,036
Consumer staples (0.5%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	160,000	167,040
Bloomin’ Brands, Inc. 144A cv. sr. unsec. notes 5.00%, 5/1/25	11,000	26,551
Chegg, Inc. 144A cv. sr. unsec. notes zero %, 9/1/26	111,000	119,325
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 9/1/27	107,000	139,969
Lyft, Inc. 144A cv. sr. unsec. notes 1.50%, 5/15/25	137,000	242,490
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	84,000	83,528
Uber Technologies, Inc. 144A cv. sr. unsec. notes zero %, 12/15/25	91,000	95,607
Wayfair, Inc. 144A cv. sr. unsec. notes 0.625%, 10/1/25	189,000	201,758
		1,076,268
Energy (0.3%)
Enphase energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	156,000	143,906
Pioneer Natural Resources Co. 144A cv. sr. unsec. notes
0.25%, 5/15/25	251,000	393,066
SolarEdge Technologies, Inc. 144A cv. sr. unsec. notes zero %,
9/15/25 (Israel)	72,000	91,944
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26	87,000	78,141
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23	96,000	71,837
		778,894
Financials (0.3%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	108,000	110,570
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22	82,000	89,022
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	96,000	135,720
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	109,000	120,718
LendingTree, Inc. 144A cv. sr. unsec. notes 0.50%, 7/15/25	97,000	87,967
Redfin Corp. 144A cv. sr. unsec. notes zero %, 10/15/25	135,000	157,866
		701,863
Health care (1.2%)
1Life Healthcare, Inc. 144A cv. sr. unsec. notes 3.00%, 6/15/25	122,000	145,558
BioMarin Pharmaceutical, Inc. 144A cv. sr. unsec. sub. notes
1.25%, 5/15/27	91,000	89,235

Master Intermediate Income Trust 47

	Principal
CONVERTIBLE BONDS AND NOTES (7.9%)* cont.	amount	Value
Health care cont.
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24	$93,000	$145,370
DexCom, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 11/15/25	141,000	138,444
Envista Holdings Corp. 144A cv. sr. unsec. notes 2.375%, 6/1/25	29,000	59,343
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	315,000	430,763
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes
zero %, 11/15/27	169,000	216,743
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes
0.25%, 3/1/27	156,000	142,058
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	118,000	156,804
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%,
8/15/25 (acquired 2/16/21, cost $50,000) ∆∆	114,000	126,757
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	77,000	86,913
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 0.75%, 6/15/24	77,000	84,552
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)	152,000	164,255
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	115,000	115,704
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	42,000	56,464
Nevro Corp. cv. sr. unsec. unsub. notes 1.75%, 6/1/21	50,000	72,981
Novocure, Ltd. 144A cv. sr. unsec. notes zero %, 11/1/25 (Jersey)	66,000	73,054
Omnicell, Inc. 144A cv. sr. unsec. notes 0.25%, 9/15/25	72,000	102,600
Pacira Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 8/1/25	135,000	163,526
Revance Therapeutics, Inc. cv. sr. unsec. notes 1.75%, 2/15/27
(acquired 2/16/21, cost $72,760) ∆∆	73,000	81,808
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	64,000	70,118
Teladoc Health, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 6/1/27	104,000	115,575
		2,838,625
Technology (2.8%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	315,000	341,578
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	111,000	134,241
Bentley Systems, Inc. 144A cv. sr. unsec. notes 0.125%, 1/15/26	84,000	86,819
Bill.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/25	153,000	182,070
Blackline, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	179,000	173,742
Box, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	110,000	124,506
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	163,000	156,888
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26	164,000	185,320
Cree, Inc. 144A cv. sr. unsec. unsub. notes 1.75%, 5/1/26	20,000	47,238
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	90,000	97,029
Datadog, Inc. 144A cv. sr. unsec. notes 0.125%, 6/15/25	126,000	148,759
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes
0.75%, 8/15/25	93,000	92,651
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	120,000	117,000
Five9, Inc. 144A cv. sr. unsec. notes 0.50%, 6/1/25	86,000	114,810
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	107,000	120,375
HubSpot, Inc. 144A cv. sr. unsec. notes 0.375%, 6/1/25	53,000	90,994
Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 4/15/25	101,000	153,583
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	92,000	107,813
LivePerson, Inc. 144A cv. sr. unsec. notes zero %, 12/15/26	89,000	89,668
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	276,000	321,016

48 Master Intermediate Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (7.9%)* cont.	amount	Value
Technology cont.
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	$23,000	$52,325
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	13,000	29,588
Okta, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26	151,000	176,104
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	79,000	163,777
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.375%, 6/1/25	584,000	721,240
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25,
(acquired 3/1/21, cost $50,000) ∆∆	72,000	78,570
Proofpoint, Inc. cv. sr. unsec. notes 0.25%, 8/15/24	140,000	149,363
Q2 Holdings, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/1/26	59,000	76,883
Rapid7, Inc. 144A cv. sr. unsec. notes 2.25%, 5/1/25	62,000	87,848
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25 (acquired
3/11/21, cost $132,000) ∆∆	168,000	184,065
Silicon Laboratories, Inc. 144A cv. sr. unsec. notes 0.625%, 6/15/25	76,000	99,659
Snap, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/26	10,000	23,581
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 6/15/27	337,000	319,518
Synaptics, Inc. cv. sr. unsec. notes 0.50%, 6/15/22	32,000	58,960
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23	8,000	38,344
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	379,000	358,155
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	116,000	152,613
Zendesk, Inc. 144A cv. sr. unsec. notes 0.625%, 6/15/25	199,000	274,739
Zscaler, Inc. 144A cv. sr. unsec. notes 0.125%, 7/1/25	165,000	219,945
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26	234,000	248,186
		6,399,563
Transportation (0.6%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	78,000	87,165
American Airlines Group, Inc. cv. company guaranty notes
6.50%, 7/1/25	232,000	398,460
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	149,000	163,721
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	375,000	643,828
		1,293,174
Utilities and power (0.1%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec.
notes zero %, 11/15/25	125,000	133,984
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	129,000	150,263
		284,247
Total convertible bonds and notes (cost $15,951,312)		$18,017,131

	Principal
SENIOR LOANS (3.4%)*c	amount	Value
Basic materials (0.4%)
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 3.00%, 3/5/28	$70,000	$69,738
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.109%, 9/6/24	30,350	30,170
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.703%, 3/1/26	103,485	102,580

Master Intermediate Income Trust 49

	Principal
SENIOR LOANS (3.4%)*c cont.	amount	Value
Basic materials cont.
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 3.856%, 4/12/25	$54,028	$53,879
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.25%), 2.462%, 2/7/27	24,149	23,951
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 8.69%, 6/26/26	85,000	85,035
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.19%, 6/26/25	142,127	141,594
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 2.86%, 10/1/25	214,846	211,354
TAMKO Building Products, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.365%, 5/31/26	145,000	144,184
W.R. Grace & Co./CT bank term loan FRN Ser. B3, (1 Month
US LIBOR + 2.00%), 2.107%, 3/30/28	135,000	133,988
		996,473
Capital goods (0.8%)
American Axle and Manufacturing, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	24,953	24,756
Berry Global Group, Inc. bank term loan FRN Ser. BZ, (BBA LIBOR
USD 3 Month + 1.75%), 1.898%, 7/1/26	124,688	123,480
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.443%, 4/3/24	351,313	343,094
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 4.50%, 3/29/25	69,650	69,528
Gates Global, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.75%), 3.50%, 3/31/27	59,850	59,663
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.50%, 5/31/25	196,788	196,718
Harsco Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.25%), 2.75%, 3/5/28	100,000	99,125
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 2.859%, 2/5/23	52,847	52,665
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 5.205%, 4/12/26	88,524	86,394
Titan Acquisition, Ltd./United Kingdom bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 3.267%, 3/28/25	220,184	215,551
Vertical US Newco, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 4.25%), 4.478%, 7/31/27	208,951	209,213
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.869%, 3/2/27	405,908	402,737
		1,882,924
Communication services (0.2%)
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 3.109%, 11/3/24	150,016	149,360
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 8.00%, 11/27/23	275,000	279,010
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 3.109%, 3/9/27	57,901	57,384
		485,754

50 Master Intermediate Income Trust

	Principal
SENIOR LOANS (3.4%)*c cont.	amount	Value
Consumer cyclicals (0.9%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.50%, 10/19/27	$89,775	$89,538
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.25%, 6/7/23	75,000	74,170
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 3.712%, 8/21/26	233,725	224,459
Cornerstone Building Brands, Inc. bank term loan FRN Ser. B,
(1 Month US LIBOR + 3.25%), 3.449%, 4/12/28	100,000	99,563
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 5/5/24	100,227	100,076
Diamond Sports Group, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.36%, 8/24/26	98,500	68,868
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/30/26	82,448	82,418
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 10/4/23	84,804	83,426
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 2.615%, 11/2/25	81,122	80,463
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	79,400	78,259
iHeartCommunications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 3.109%, 5/1/26	49,375	48,749
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.62%, 11/6/24	345,477	345,218
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.615%, 9/19/26	125,098	124,048
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	100,000	85,750
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 2/28/25	158,260	148,171
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 2.859%, 8/14/24	63,848	62,531
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 3.609%, 12/17/26	123,565	122,349
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.00%, 7/24/24	186,589	185,190
		2,103,246
Consumer staples (0.4%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 7/12/24	268,711	267,703
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	389,537	382,903
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 12/15/27	39,900	39,772
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.953%, 2/5/25	97,980	97,105
		787,483

Master Intermediate Income Trust 51

	Principal
SENIOR LOANS (3.4%)*c cont.	amount	Value
Financials (0.1%)
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 3.609%, 12/7/25	$125,000	$122,000
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 4/25/25	44,439	44,387
		166,387
Health care (0.3%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 1.865%, 2/4/27	63,108	62,218
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 3.859%, 10/10/25	104,733	89,998
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/2/25	234,413	233,533
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.359%, 6/30/25	126,435	126,158
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 9.25%, 4/29/25	104,645	106,214
		618,121
Technology (0.2%)
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 3.859%, 10/2/25	184,471	183,527
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 7/30/27	94,525	94,200
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 4.00%), 4.75%, 10/8/27	90,000	89,933
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 2.615%, 7/2/25	154,455	152,221
		519,881
Transportation (0.1%)
Aadvantage Loyalty LP, Ltd. bank term loan FRN (1 Month US LIBOR
+ 4.75%), 5.50%, 3/10/28 (Cayman Islands)	55,000	56,208
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 2.203%, 11/5/26	64,350	64,109
		120,317
Total senior loans (cost $7,707,080)		$7,680,586

PURCHASED SWAP OPTIONS OUTSTANDING (3.3%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(1.185)/3 month USD-LIBOR-BBA/Dec-25	Dec-23/1.185	$18,054,200	$267,924
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	18,054,200	14,082
Barclays Bank PLC
(1.08)/3 month USD-LIBOR-BBA/Jun-26
(United Kingdom)	Jun-21/1.08	89,742,200	771,783
Citibank, N.A.
(2.023)/3 month USD-LIBOR-BBA/Jun-51	Jun-21/2.023	1,426,100	85,209
(1.736)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.736	5,913,900	57,838
1.736/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.736	5,913,900	29,806
(0.271)/3 month USD-LIBOR-BBA/Jun-23	Jun-21/0.271	17,113,400	27,724

52 Master Intermediate Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (3.3%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A. cont.
0.915/3 month USD-LIBOR-BBA/Jul-31	Jul-21/0.915		$5,802,300	$1,218
1.13/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.13		11,836,600	237
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	238,537
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	155,142
(1.62)/3 month USD-LIBOR-BBA/Aug-31	Aug-21/1.62		4,365,200	140,603
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		5,508,200	132,748
1.065/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.065		11,604,600	12
JPMorgan Chase Bank N.A.
(1.167)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.167		40,484,000	2,351,716
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	207,284
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	202,024
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	177,274
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	172,869
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,150,300	538,827
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,150,300	532,117
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,150,300	444,318
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	385,879
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	76,520
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		2,360,700	2,172
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04		588,000	191,035
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	142,666
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	120,659
Total purchased swap options outstanding (cost $4,886,947)				$7,468,223

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Call)	May-21/$99.97	$56,000,000	$56,000,000	$285,096
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	May-21/102.78	21,000,000	21,000,000	75,936
Total purchased options outstanding (cost $448,438)				$361,032

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.088%, 7/25/24	$594,000	$594,000
CarMax Auto Owner Trust Ser. 20-2, Class D, 6.87%, 5/17/27	800,000	893,168
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1,
2.09%, 9/25/26 W	133,000	132,987

Master Intermediate Income Trust 53

	Principal
ASSET-BACKED SECURITIES (0.9%)* cont.	amount	Value
Mello Warehouse Securitization Trust 144A FRB Ser. 19-1, Class A,
(1 Month US LIBOR + 0.80%), 0.909%, 6/25/52	$164,000	$163,898
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M3,
4.571%, 6/25/30 W	209,000	211,006
Total asset-backed securities (cost $1,899,981)		$1,995,059

COMMON STOCKS (0.1%)*	Shares	Value
Advanz Pharma Corp., Ltd. (Canada) †	985	$16,745
CHC Group, LLC †	5,182	104
iHeartMedia, Inc. Class A †	6,510	118,157
MWO Holdings, LLC (Units) F	73	186
Oasis Petroleum, Inc.	378	22,449
Stearns Holdings, LLC Class B F	6,776	16,195
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	10,311
Tribune Media Co. Class 1C	40,066	4,007
Total common stocks (cost $560,418)		$188,154

	Principal amount/
SHORT-TERM INVESTMENTS (16.1%)*		shares	Value
Putnam Short Term Investment Fund 0.09% L	Shares	14,963,287	$14,963,287
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.04% P	Shares	330,000	330,000
U.S. Treasury Bills zero%, 5/20/21 [i]		$613,000	613,000
U.S. Treasury Bills zero%, 7/29/21 [i]		302,000	301,970
U.S. Treasury Cash Management Bills 0.007%, 7/6/21 # ∆ §		900,000	899,969
U.S. Treasury Bills 0.083%, 5/13/21 # ∆ §		4,200,000	4,199,890
U.S. Treasury Bills 0.088%, 5/6/21 # ∆		1,843,000	1,842,969
U.S. Treasury Bills 0.079%, 4/15/21 # ∆		2,700,000	2,699,984
U.S. Treasury Bills 0.037%, 6/3/21 ∆ §		5,000,000	4,999,847
U.S. Treasury Bills 0.039%, 6/10/21 ∆ §		2,100,000	2,099,933
U.S. Treasury Cash Management Bills 0.041%, 6/1/21 ∆ §		1,600,000	1,599,959
U.S. Treasury Bills 0.056%, 5/25/21 ∆		1,300,000	1,299,966
U.S. Treasury Cash Management Bills 0.023%, 7/20/21 ∆		800,000	799,956
U.S. Treasury Cash Management Bills 0.019%, 7/27/21 ∆		100,000	99,994
Total short-term investments (cost $36,749,846)			$36,750,724

TOTAL INVESTMENTS
Total investments (cost $429,946,631)			$425,456,688

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

54 Master Intermediate Income Trust

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $228,536,872.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $405,631, or 0.18% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $506,991 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $16,379,840 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,220,989 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Master Intermediate Income Trust 55

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $191,805,812 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $158,279,212) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/21/21	$1,423,682	$1,430,299	$6,617
	Canadian Dollar	Buy	4/21/21	375,048	377,473	(2,425)
	Euro	Buy	6/16/21	2,161,938	2,190,736	(28,798)
	Hong Kong Dollar	Sell	5/20/21	1,056,837	1,059,956	3,119
	Japanese Yen	Buy	5/19/21	1,396,537	1,473,625	(77,088)
	New Zealand Dollar	Sell	4/21/21	413,235	429,468	16,233
	Norwegian Krone	Buy	6/16/21	387,550	389,879	(2,329)
	Swiss Franc	Buy	6/16/21	471,630	474,896	(3,266)
Barclays Bank PLC
	British Pound	Sell	6/16/21	269,850	273,772	3,922
	Canadian Dollar	Sell	4/21/21	963,363	955,296	(8,067)
	Euro	Sell	6/16/21	4,076,771	4,131,887	55,116
	Japanese Yen	Buy	5/19/21	1,332,156	1,405,410	(73,254)
	New Zealand Dollar	Sell	4/21/21	151,340	157,296	5,956
Citibank, N.A.
	Australian Dollar	Sell	4/21/21	740,403	757,130	16,727
	British Pound	Sell	6/16/21	2,875,411	2,917,206	41,795
	Canadian Dollar	Buy	4/21/21	747,470	749,823	(2,353)
	Euro	Sell	6/16/21	2,124,003	2,152,699	28,696
	Hong Kong Dollar	Sell	5/20/21	251,274	252,013	739
	Japanese Yen	Buy	5/19/21	576,833	608,799	(31,966)
	New Zealand Dollar	Sell	4/21/21	536,431	567,729	31,298
Credit Suisse International
	Australian Dollar	Buy	4/21/21	734,098	753,610	(19,512)
	British Pound	Sell	6/16/21	1,292,163	1,309,906	17,743
	Canadian Dollar	Sell	4/21/21	1,135,171	1,122,865	(12,306)

56 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $158,279,212) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	Euro	Sell	6/16/21	$1,284,972	$1,304,025	$19,053
	New Zealand Dollar	Buy	4/21/21	237,312	246,676	(9,364)
Goldman Sachs International
	Australian Dollar	Buy	4/21/21	483,119	530,996	(47,877)
	British Pound	Sell	6/16/21	342,655	342,037	(618)
	Canadian Dollar	Buy	4/21/21	6,186,422	6,155,733	30,689
	Euro	Sell	6/16/21	1,469,362	1,497,075	27,713
	Japanese Yen	Sell	5/19/21	2,075,955	2,120,803	44,848
	New Zealand Dollar	Sell	4/21/21	4,305,201	4,485,011	179,810
	Norwegian Krone	Buy	6/16/21	3,179,209	3,191,925	(12,716)
	Swedish Krona	Buy	6/16/21	305,485	307,263	(1,778)
	Swiss Franc	Sell	6/16/21	463,149	477,299	14,150
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/21/21	1,018,272	1,043,941	(25,669)
	British Pound	Buy	6/16/21	206,421	209,257	(2,836)
	Canadian Dollar	Buy	4/21/21	768,160	765,367	2,793
	Euro	Buy	6/16/21	2,232,288	2,259,625	(27,337)
	Hong Kong Dollar	Sell	5/20/21	1,939,280	1,944,983	5,703
	Japanese Yen	Buy	5/19/21	1,488,838	1,570,977	(82,139)
	New Zealand Dollar	Sell	4/21/21	657,321	683,132	25,811
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/21/21	737,061	747,307	(10,246)
	British Pound	Sell	6/16/21	820,857	832,792	11,935
	Canadian Dollar	Sell	4/21/21	2,229,678	2,195,117	(34,561)
	Euro	Buy	6/16/21	2,512,161	2,546,495	(34,334)
	Japanese Yen	Buy	5/19/21	338,393	346,587	(8,194)
	New Zealand Dollar	Sell	4/21/21	1,783,329	1,834,394	51,065
	Norwegian Krone	Buy	6/16/21	312,084	311,161	923
	Swedish Krona	Sell	6/16/21	188,113	194,904	6,791
	Swiss Franc	Buy	6/16/21	2,968	3,887	(919)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/21/21	3,544,089	3,634,201	(90,112)
	British Pound	Buy	6/16/21	519,430	522,327	(2,897)
	Canadian Dollar	Buy	4/21/21	1,191,273	1,190,826	447
	Euro	Buy	6/16/21	2,350,086	2,383,311	(33,225)
	Japanese Yen	Buy	5/19/21	4,343,889	4,540,512	(196,623)
	New Zealand Dollar	Buy	4/21/21	1,335,245	1,388,084	(52,839)
	Swedish Krona	Sell	6/16/21	2,012,189	2,074,010	61,821
	Swiss Franc	Buy	6/16/21	54,382	56,052	(1,670)
NatWest Markets PLC
	Australian Dollar	Buy	4/21/21	757,723	806,676	(48,953)
	British Pound	Buy	6/16/21	1,723,758	1,749,314	(25,556)
	Canadian Dollar	Sell	4/21/21	1,334,671	1,301,148	(33,523)
	Euro	Buy	6/16/21	206,235	211,269	(5,034)
	Japanese Yen	Sell	5/19/21	25,411	25,329	(82)
	New Zealand Dollar	Sell	4/21/21	2,767,216	2,867,546	100,330

Master Intermediate Income Trust 57

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $158,279,212) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/21/21	$5,054,748	$5,142,168	$87,420
	British Pound	Sell	6/16/21	6,239,503	6,349,144	109,641
	Canadian Dollar	Sell	4/21/21	1,663,484	1,543,279	(120,205)
	Euro	Sell	6/16/21	8,398,298	8,502,784	104,486
	Hong Kong Dollar	Sell	5/20/21	4,137,579	4,149,580	12,001
	Japanese Yen	Sell	5/19/21	6,078,889	6,388,006	309,117
	New Zealand Dollar	Sell	4/21/21	2,430,663	2,507,971	77,308
	Norwegian Krone	Sell	6/16/21	380,056	384,446	4,390
	Swedish Krona	Sell	6/16/21	318,719	322,992	4,273
	Swiss Franc	Buy	6/16/21	1,104,498	1,145,327	(40,829)
Toronto-Dominion Bank
	Australian Dollar	Buy	4/21/21	739,263	758,016	(18,753)
	British Pound	Buy	6/16/21	117,757	119,127	(1,370)
	Canadian Dollar	Buy	4/21/21	421,362	443,806	(22,444)
	Euro	Sell	6/16/21	4,847,684	4,913,330	65,646
	Hong Kong Dollar	Sell	5/20/21	234,292	234,974	682
	Japanese Yen	Buy	5/19/21	814,036	862,556	(48,520)
	New Zealand Dollar	Buy	4/21/21	7,543	7,839	(296)
	Norwegian Krone	Buy	6/16/21	1,149,240	1,152,602	(3,362)
	Swiss Franc	Sell	6/16/21	375,586	382,593	7,007
UBS AG
	Australian Dollar	Sell	4/21/21	3,033,472	3,106,137	72,665
	British Pound	Sell	6/16/21	526,325	545,280	18,955
	Canadian Dollar	Buy	4/21/21	866,120	869,014	(2,894)
	Euro	Buy	6/16/21	3,678,630	3,726,709	(48,079)
	Hong Kong Dollar	Sell	5/20/21	957,457	960,236	2,779
	Japanese Yen	Buy	5/19/21	4,976,237	5,163,219	(186,982)
	New Zealand Dollar	Sell	4/21/21	3,009,975	3,119,823	109,848
	Norwegian Krone	Buy	6/16/21	55,685	58,205	(2,520)
	Swedish Krona	Buy	6/16/21	2,748,987	2,823,724	(74,737)
	Swiss Franc	Sell	6/16/21	1,119,339	1,133,422	14,083
WestPac Banking Corp.
	Australian Dollar	Buy	4/21/21	107,259	108,757	(1,498)
	British Pound	Sell	6/16/21	106,864	108,458	1,594
	Canadian Dollar	Buy	4/21/21	1,111,298	1,124,971	(13,673)
	Euro	Sell	6/16/21	770,913	770,885	(28)
	Japanese Yen	Sell	5/19/21	192,940	207,962	15,022
	New Zealand Dollar	Sell	4/21/21	2,236,653	2,300,723	64,070
Unrealized appreciation						1,892,830
Unrealized (depreciation)						(1,636,656)
Total						$256,174

* The exchange currency for all contracts listed is the United States Dollar.

58 Master Intermediate Income Trust

FUTURES CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bund 10 yr (Long)	1	$200,860	$200,860	Jun-21	$(471)
U.S. Treasury Note 2 yr (Short)	812	179,229,968	179,229,968	Jun-21	169,759
U.S. Treasury Note 5 yr (Short)	232	28,628,438	28,628,438	Jun-21	37,795
U.S. Treasury Note Ultra 10 yr (Short)	2	287,375	287,375	Jun-21	10,496
Unrealized appreciation					218,050
Unrealized (depreciation)					(471)
Total					$217,579

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/21 (premiums $8,395,121) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$18,054,200	$134,865
2.074/3 month USD-LIBOR-BBA/Dec-53	Dec-23/2.074		1,444,300	205,986
Barclays Bank PLC
(1.08)/3 month USD-LIBOR-BBA/Jun-26	Jun-21/1.08		89,742,200	489,992
Citibank, N.A.
(1.242)/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242		1,267,300	1
(0.93)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/0.93		11,836,600	12
1.722/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.722		7,130,600	130,490
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	134,361
1.415/3 month USD-LIBOR-BBA/Jul-31	Jul-21/1.415		5,802,300	253,096
1.242/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242		1,267,300	281,746
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	367,289
Goldman Sachs International
(1.165)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.165		5,802,300	6
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		22,032,800	70,725
1.722/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	145,206
1.465/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.465		$5,802,300	174,417
1.564/3 month USD-LIBOR-BBA/May-31	May-21/1.564		6,984,400	177,124
(1.722)/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	192,281
JPMorgan Chase Bank N.A.
(1.167)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.167		$40,484,000	40
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		4,270,500	6,918
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		1,653,100	16,300
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		2,639,000	21,323
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		4,270,500	28,143
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	92,539
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		$2,639,000	203,441
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		11,760,300	237,088
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		1,653,100	247,172
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	631,010
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$11,760,300	1,107,585

Master Intermediate Income Trust 59

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/21 (premiums $8,395,121) (Unaudited) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664	$9,442,600	$94
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	3,902,100	51,157
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	1,621,300	67,916
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	1,621,300	69,732
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	1,621,300	117,236
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	1,621,300	120,576
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	3,902,100	274,396
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	3,150,300	391,519
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	3,150,300	487,509
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	3,150,300	491,195
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	241,000	7,244
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	482,100	145,392
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05	7,756,000	199,872
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	4,407,800	147,617
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	4,407,800	391,986
Total			$8,312,597

WRITTEN OPTIONS OUTSTANDING at 3/31/21 (premiums $448,438) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Put)	May-21/$99.97	$56,000,000	$56,000,000	$525,672
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	May-21/102.78	21,000,000	21,000,000	168,609
Total				$694,281

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$25,327,500	$(233,646)	$531,878
(0.925)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		4,191,700	(300,126)	367,570
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	(347,036)	266,692
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		$2,128,300	(277,211)	211,979

60 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
(0.85)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		$2,134,700	$(155,833)	$194,706
(0.765)/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		2,347,000	(55,624)	193,933
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	126,016
(1.76)/3 month USD-LIBOR-BBA/
Jan-29 (Purchased)	Jan-28/1.76		$17,405,100	(112,480)	99,209
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		1,596,200	(36,113)	84,678
1.76/3 month USD-LIBOR-BBA/
Jan-29 (Purchased)	Jan-28/1.76		17,405,100	(112,480)	(34,462)
2.29/3 month USD-LIBOR-BBA/
Mar-34 (Purchased)	Mar-24/2.29		5,120,200	(251,841)	(43,010)
0.765/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		2,347,000	(55,624)	(54,474)
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	(56,746)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	(173,518)	(75,136)
0.85/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		$2,134,700	(155,833)	(100,971)
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		2,128,300	(277,211)	(157,090)
0.925/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		4,191,700	(300,126)	(188,920)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		25,327,500	(233,646)	(226,428)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		1,596,200	(750,495)	(627,913)
(1.115)/3 month USD-LIBOR-BBA/
Jan-26 (Written)	Jan-25/1.115		17,405,100	73,319	37,421
(1.29)/3 month USD-LIBOR-BBA/
Mar-34 (Written)	Mar-24/1.29		7,314,500	114,106	22,017
1.115/3 month USD-LIBOR-BBA/
Jan-26 (Written)	Jan-25/1.115		17,405,100	73,319	(114,526)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	(60,235)	66,218
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	(60,235)	(55,248)
Citibank, N.A.
(1.46)/3 month USD-LIBOR-BBA/
Apr-51 (Purchased)	Apr-21/1.46		$1,700,000	(61,710)	229,449
(0.462)/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462		6,471,000	(62,688)	154,204

Master Intermediate Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A. cont.
(1.007)/3 month USD-LIBOR-BBA/
Jun-31 (Purchased)	Jun-21/1.007	$1,805,400	$(29,202)	$110,003
(1.541)/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.541	5,802,300	(52,801)	80,884
(1.102)/3 month USD-LIBOR-BBA/
Nov-32 (Purchased)	Nov-22/1.102	866,600	(27,536)	64,839
(1.625)/3 month USD-LIBOR-BBA/
Jan-61 (Purchased)	Jan-41/1.625	1,936,700	(285,663)	57,714
(1.665)/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.665	5,730,300	(50,713)	38,450
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	934,000	(120,253)	(6,305)
1.102/3 month USD-LIBOR-BBA/
Nov-32 (Purchased)	Nov-22/1.102	866,600	(27,536)	(21,682)
1.007/3 month USD-LIBOR-BBA/
Jun-31 (Purchased)	Jun-21/1.007	1,805,400	(29,202)	(28,959)
1.665/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.665	5,730,300	(50,713)	(29,626)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	934,000	(120,253)	(40,750)
1.541/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.541	5,802,300	(51,640)	(49,900)
1.625/3 month USD-LIBOR-BBA/
Jan-61 (Purchased)	Jan-41/1.625	1,936,700	(285,663)	(53,492)
1.46/3 month USD-LIBOR-BBA/
Apr-51 (Purchased)	Apr-21/1.46	1,700,000	(61,710)	(61,710)
0.462/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462	6,471,000	(62,688)	(61,927)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	17,729,300	162,223	107,085
(1.918)/3 month USD-LIBOR-BBA/
Jan-51 (Written)	Jan-31/1.918	2,331,200	278,812	77,722
(0.991)/3 month USD-LIBOR-BBA/
Apr-31 (Written)	Apr-21/0.991	4,250,000	50,979	50,958
(1.177)/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177	818,000	62,004	36,107
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	17,729,300	162,223	(15,779)
1.177/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177	818,000	62,004	(55,395)
1.918/3 month USD-LIBOR-BBA/
Jan-51 (Written)	Jan-31/1.918	2,331,200	278,812	(107,398)
0.991/3 month USD-LIBOR-BBA/
Apr-31 (Written)	Apr-21/0.991	4,250,000	50,979	(264,775)

62 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Goldman Sachs International
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		$1,382,700	$(206,714)	$85,548
(0.955)/3 month USD-LIBOR-BBA/
Apr-26 (Purchased)	Apr-21/0.955		11,604,600	(55,412)	1,973
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	(318)
1.869/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/1.869		22,526,900	(476,819)	(21,851)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	(28,556)
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		1,382,700	(126,794)	(47,938)
0.955/3 month USD-LIBOR-BBA/
Apr-26 (Purchased)	Apr-21/0.955		11,604,600	(55,412)	(51,176)
(0.555)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	1,746,550	263,750	41,066
(1.519)/3 month USD-LIBOR-BBA/
Sep-31 (Written)	Sep-21/1.519		$22,526,900	174,583	(3,830)
0.555/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	1,746,550	263,750	(23,575)
2.317/3 month USD-LIBOR-BBA/
Dec-31 (Written)	Dec-21/2.317		$22,526,900	295,666	(27,708)
JPMorgan Chase Bank N.A.
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	222,826
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	111,920
(1.441)/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	97,276
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		$1,589,500	(183,587)	80,842
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	72,069
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$3,698,000	(516,333)	40,049
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,556,600	(89,971)	6,896
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		934,000	(144,396)	(8,602)
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	(35,460)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$934,000	(100,218)	(36,286)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,556,600	(161,886)	(38,355)
1.441/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	(48,253)

Master Intermediate Income Trust 63

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	$1,940,600	$(72,744)	$(58,561)
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		1,589,500	(183,587)	(59,129)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	(109,681)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$3,698,000	(516,333)	(427,637)
(1.232)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232		2,822,300	181,333	118,452
(1.168)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168		2,588,400	166,564	111,379
(1.204)/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204		2,238,000	166,843	95,563
1.204/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204		2,238,000	166,843	(150,483)
1.168/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168		2,588,400	166,564	(205,933)
1.232/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232		2,822,300	181,333	(212,801)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	133,841
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		934,000	(100,498)	(5,053)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		934,000	(143,089)	(49,026)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	(93,112)
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	62,099
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	(5,765)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/
Feb-33 (Purchased)	Feb-23/1.50		4,379,600	(150,549)	204,878
(1.937)/3 month USD-LIBOR-BBA/
Feb-36 (Purchased)	Feb-26/1.937		1,751,900	(91,624)	68,377
(2.405)/3 month USD-LIBOR-BBA/
Mar-41 (Purchased)	Mar-31/2.405		713,100	(49,739)	7,794
2.405/3 month USD-LIBOR-BBA/
Mar-41 (Purchased)	Mar-31/2.405		713,100	(49,739)	(4,165)
1.937/3 month USD-LIBOR-BBA/
Feb-36 (Purchased)	Feb-26/1.937		1,751,900	(91,624)	(34,442)
1.50/3 month USD-LIBOR-BBA/
Feb-33 (Purchased)	Feb-23/1.50		4,379,600	(150,549)	(89,475)

64 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Toronto-Dominion Bank cont.
(2.095)/3 month USD-LIBOR-BBA/
Feb-56 (Written)	Feb-26/2.095		$756,700	$99,506	$27,953
(1.775)/3 month USD-LIBOR-BBA/
Mar-32 (Written)	Mar-22/1.775		1,854,000	50,522	15,685
1.775/3 month USD-LIBOR-BBA/
Mar-32 (Written)	Mar-22/1.775		1,854,000	50,522	(24,769)
2.095/3 month USD-LIBOR-BBA/
Feb-56 (Written)	Feb-26/2.095		756,700	99,506	(28,187)
UBS AG
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		1,114,500	(62,356)	111,417
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		3,902,100	(285,341)	100,752
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		9,287,700	(62,646)	100,121
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		2,786,300	(59,070)	88,967
(0.271)/6 month EUR-EURIBOR-
Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	2,804,800	(146,695)	88,677
(1.715)/3 month USD-LIBOR-BBA/
Feb-53 (Purchased)	Feb-23/1.715		$875,900	(79,050)	78,603
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		3,715,100	(58,884)	73,299
(0.44)/6 month EUR-EURIBOR-
Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	65,151
(0.45)/6 month EUR-EURIBOR-
Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	1,682,900	(132,385)	50,562
(0.296)/6 month EUR-EURIBOR-
Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	35,679
(1.175)/6 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	1,981,900	(180,164)	33,771
(0.762)/6 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	848,500	(78,254)	30,495
0.296/6 month EUR-EURIBOR-
Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	(29,808)
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		$3,902,100	(107,035)	(30,553)
0.45/6 month EUR-EURIBOR-Reuters/
Jan-41 (Purchased)	Jan-31/0.45	EUR	1,682,900	(132,385)	(33,116)
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		$3,715,100	(58,884)	(35,108)
0.271/6 month EUR-EURIBOR-
Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	2,804,800	(146,695)	(40,457)
0.44/6 month EUR-EURIBOR-Reuters/
Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	(41,912)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		$9,287,700	(62,646)	(44,395)

Master Intermediate Income Trust 65

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG cont.
1.715/3 month USD-LIBOR-BBA/
Feb-53 (Purchased)	Feb-23/1.715		$875,900	$(79,050)	$(46,107)
0.762/6 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	848,500	(78,254)	(47,421)
1.175/6 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	1,981,900	(180,164)	(48,470)
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		$2,786,300	(59,070)	(48,816)
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		1,114,500	(62,356)	(50,665)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		8,291,900	246,318	183,500
(0.958)/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		2,229,000	59,236	45,427
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	27,352
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	(12,357)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$8,291,900	66,286	(30,100)
0.958/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		2,229,000	59,236	(109,765)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.405		6,131,500	(125,542)	164,202
(1.3875)/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.3875		4,379,600	(89,891)	119,651
(1.96)/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.96		3,664,100	(248,060)	118,790
(2.16)/3 month USD-LIBOR-BBA/
Feb-35 (Purchased)	Feb-25/2.16		2,591,000	(129,226)	57,831
2.16/3 month USD-LIBOR-BBA/
Feb-35 (Purchased)	Feb-25/2.16		2,591,000	(129,226)	(33,061)
1.3875/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.3875		4,379,600	(89,891)	(49,708)
1.96/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.96		3,664,100	(248,060)	(67,016)
1.405/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.405		6,131,500	(125,542)	(67,814)
Unrealized appreciation					6,390,465
Unrealized (depreciation)					(5,329,398)
Total					$1,061,067

66 Master Intermediate Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 3/31/21 (proceeds receivable $67,924,453) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.50%, 4/1/51	$1,000,000	3/11/21	$1,055,000
Uniform Mortgage-Backed Securities, 4.00%, 4/1/51	14,000,000	3/5/21	15,023,750
Uniform Mortgage-Backed Securities, 3.50%, 4/1/51	20,000,000	3/11/21	21,123,438
Uniform Mortgage-Backed Securities, 3.00%, 4/1/51	8,000,000	3/5/21	8,330,625
Uniform Mortgage-Backed Securities, 2.50%, 4/1/51	10,000,000	3/10/21	10,253,906
Uniform Mortgage-Backed Securities, 2.00%, 5/1/51	8,000,000	3/31/21	7,961,875
Uniform Mortgage-Backed Securities, 2.00%, 4/1/51	4,000,000	3/29/21	3,987,812
Total			$67,736,406

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,011,100	$40,430 E	$(6)	2/2/24	3 month USD-	2.5725% —	$40,424
				LIBOR-BBA —	Semiannually
				Quarterly
2,617,100	102,326 E	(15)	2/2/24	2.528% —	3 month USD-	(102,341)
				Semiannually	LIBOR-BBA —
					Quarterly
5,944,600	556,236	(179,227)	3/2/31	3 month USD-	2.7725% —	389,352
				LIBOR-BBA —	Semiannually
				Quarterly
5,478,300	309,984	(1,109)	12/2/23	3 month USD-	2.536% —	353,939
				LIBOR-BBA —	Semiannually
				Quarterly
1,893,900	75,635 E	(324)	2/2/24	3 month USD-	2.57% —	75,311
				LIBOR-BBA —	Semiannually
				Quarterly
3,412,200	118,417 E	(19)	2/2/24	3 month USD-	2.3075% —	118,398
				LIBOR-BBA —	Semiannually
				Quarterly
5,008,800	174,176 E	(28)	2/9/24	3 month USD-	2.32% —	174,148
				LIBOR-BBA —	Semiannually
				Quarterly
1,338,000	109,343 E	(46)	11/29/53	2.793% —	3 month USD-	(109,388)
				Semiannually	LIBOR-BBA —
					Quarterly
902,800	7,918 E	(20)	11/20/39	3 month USD-	2.55% —	(7,939)
				LIBOR-BBA —	Semiannually
				Quarterly
3,186,100	125,644	(45)	12/7/30	2.184% —	3 month USD-	(147,351)
				Semiannually	LIBOR-BBA —
					Quarterly
2,087,500	8,150 E	(23)	6/5/29	3 month USD-	2.2225% —	(8,173)
				LIBOR-BBA —	Semiannually
				Quarterly
174,600	320 E	(6)	6/22/52	2.3075% —	3 month USD-	314
				Semiannually	LIBOR-BBA —
					Quarterly

Master Intermediate Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$831,700	$12,870 E	$(28)	7/5/52	2.25% —	3 month USD-	$12,841
				Semiannually	LIBOR-BBA —
					Quarterly
6,347,600	146,782 E	(35)	2/7/24	1.733% —	3 month USD-	(145,374)
				Semiannually	LIBOR-BBA —
					Quarterly
911,300	22,746	(13)	1/22/31	2.035% —	3 month USD-	(25,925)
				Semiannually	LIBOR-BBA —
					Quarterly
1,368,300	125,421 E	(47)	8/8/52	1.9185% —	3 month USD-	125,374
				Semiannually	LIBOR-BBA —
					Quarterly
1,417,500	225,093 E	(48)	9/12/52	1.626% —	3 month USD-	225,045
				Semiannually	LIBOR-BBA —
					Quarterly
37,998,200	230,345	(106,487)	10/15/21	3 month USD-	1.316% —	335,087
				LIBOR-BBA —	Semiannually
				Quarterly
39,518,100	288,047	(105,427)	10/21/21	3 month USD-	1.5025% —	429,330
				LIBOR-BBA —	Semiannually
				Quarterly
7,362,900	26,749	161,886	1/19/31	1.805% —	3 month USD-	111,846
				Semiannually	LIBOR-BBA —
					Quarterly
7,362,900	217,647	(82,892)	1/19/26	3 month USD-	1.629% —	155,454
				LIBOR-BBA —	Semiannually
				Quarterly
7,362,900	188,652 E	(82,915)	1/20/31	3 month USD-	1.996% —	(271,568)
				LIBOR-BBA —	Semiannually
				Quarterly
174,200	15,728 E	(6)	1/16/55	2.032% —	3 month USD-	15,722
				Semiannually	LIBOR-BBA —
					Quarterly
83,000	8,469 E	(3)	1/24/55	3 month USD-	1.977% —	(8,472)
				LIBOR-BBA —	Semiannually
				Quarterly
29,451,700	111,269	16,127	11/3/21	0.83% —	3 month USD-	(186,521)
				Semiannually	LIBOR-BBA —
					Quarterly
29,451,700	197,974	(54,704)	11/3/21	3 month USD-	1.331% —	295,189
				LIBOR-BBA —	Semiannually
				Quarterly
582,800	135,302 E	(20)	3/4/52	1.265% —	3 month USD-	135,282
				Semiannually	LIBOR-BBA —
					Quarterly
970,000	61,338	(14)	3/4/31	3 month USD-	1.101% —	(60,689)
				LIBOR-BBA —	Semiannually
				Quarterly
35,681,600	77,465	(135)	9/8/21	0.68% —	3 month USD-	(88,492)
				Semiannually	LIBOR-BBA —
					Quarterly

68 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$77,168,200	$158,040	$(291)	10/15/21	0.571% —	3 month USD-	$(322,209)
				Semiannually	LIBOR-BBA —
					Quarterly
3,705,700	721,919 E	(126)	1/27/47	3 month USD-	1.27% —	(722,045)
				LIBOR-BBA —	Semiannually
				Quarterly
313,000	54,995 E	(11)	3/7/50	1.275% —	3 month USD-	54,984
				Semiannually	LIBOR-BBA —
					Quarterly
697,700	224,175 E	(24)	3/10/52	0.8725% —	3 month USD-	224,151
				Semiannually	LIBOR-BBA —
					Quarterly
762,900	271,997 E	(26)	3/11/52	0.717% —	3 month USD-	271,971
				Semiannually	LIBOR-BBA —
					Quarterly
1,138,200	105,414 E	(16)	3/17/32	3 month USD-	1.03% —	(105,431)
				LIBOR-BBA —	Semiannually
				Quarterly
5,944,600	550,553	(792,726)	2/18/31	3 month USD-	2.764% —	(223,812)
				LIBOR-BBA —	Semiannually
				Quarterly
475,000	32,975 E	(6)	3/24/32	3 month USD-	1.07% —	(32,981)
				LIBOR-BBA —	Semiannually
				Quarterly
268,600	37,690 E	(4)	3/24/35	3 month USD-	0.968% —	(37,694)
				LIBOR-BBA —	Semiannually
				Quarterly
1,504,600	176,052 E	(21)	4/25/32	0.7925% —	3 month USD-	176,030
				Semiannually	LIBOR-BBA —
					Quarterly
298,100	35,286 E	(6)	6/21/37	3 month USD-	1.232% —	(35,292)
				LIBOR-BBA —	Semiannually
				Quarterly
238,500	26,601 E	(5)	6/20/40	3 month USD-	1.204% —	(26,606)
				LIBOR-BBA —	Semiannually
				Quarterly
245,900	30,397 E	(5)	6/28/37	3 month USD-	1.168% —	(30,402)
				LIBOR-BBA —	Semiannually
				Quarterly
66,900	7,591 E	(1)	7/3/40	3 month USD-	1.177% —	(7,592)
				LIBOR-BBA —	Semiannually
				Quarterly
12,039,900	291,655	(97)	7/14/25	3 month USD-	0.30% —	(290,046)
				LIBOR-BBA —	Semiannually
				Quarterly
5,556,900	525,977	(74)	7/15/30	3 month USD-	0.645% —	(521,314)
				LIBOR-BBA —	Semiannually
				Quarterly
5,481,300	142,382	(52)	8/31/25	0.3084% —	3 month USD-	141,716
				Semiannually	LIBOR-BBA —
					Quarterly

Master Intermediate Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund (depreciation)	(depreciation)
$8,543,200	$94,155 E	$(48)	7/5/24	0.2429% —	3 month USD-	$94,107
				Semiannually	LIBOR-BBA —
					Quarterly
8,566,800	227,800	(69)	8/12/25	3 month USD-	0.277% —	(226,934)
				LIBOR-BBA —	Semiannually
				Quarterly
2,570,000	659,503 E	202,186	9/2/52	3 month USD-	1.188% —	(457,317)
				LIBOR-BBA —	Semiannually
				Quarterly
10,951,700	291,929	(103)	10/13/25	0.344% —	3 month USD-	279,571
				Semiannually	LIBOR-BBA —
					Quarterly
18,839,700	4,145	(71)	9/16/22	3 month USD-	0.214% —	(4,123)
				LIBOR-BBA —	Semiannually
				Quarterly
11,576,800	274,278	(94)	10/13/25	0.41% —	3 month USD-	257,665
				Semiannually	LIBOR-BBA —
					Quarterly
16,067,000	411,058	8,250	10/16/25	3 month USD-	0.37% —	(382,740)
				LIBOR-BBA —	Semiannually
				Quarterly
12,206,000	1,095,257	(8,312)	10/16/30	0.75% —	3 month USD-	1,050,439
				Semiannually	LIBOR-BBA —
					Quarterly
8,169,000	1,958,199	(22,012)	10/16/50	1.16% —	3 month USD-	1,896,405
				Semiannually	LIBOR-BBA —
					Quarterly
1,810,400	406,724	(75,601)	1/29/51	1.232% —	3 month USD-	327,942
				Semiannually	LIBOR-BBA —
					Quarterly
3,504,400	264,603	—	12/7/30	3 month USD-	0.932% —	(254,671)
				LIBOR-BBA —	Semiannually
				Quarterly
2,873,600	233,066	—	12/7/30	0.871% —	3 month USD-	225,477
				Semiannually	LIBOR-BBA —
					Quarterly
11,576,800	260,119	(94)	11/16/25	0.471% —	3 month USD-	242,319
				Semiannually	LIBOR-BBA —
					Quarterly
1,010,900	209,690	(34)	12/17/50	1.305% —	3 month USD-	205,921
				Semiannually	LIBOR-BBA —
					Quarterly
9,929,800	76,459 E	(55)	7/5/24	3 month USD-	0.41% —	(76,515)
				LIBOR-BBA —	Semiannually
				Quarterly
306,800	66,734	(213)	12/1/50	3 month USD-	1.26% —	(65,709)
				LIBOR-BBA —	Semiannually
				Quarterly
12,410,300	38,472	(78)	12/2/23	0.300% —	3 month USD-	28,035
				Semiannually	LIBOR-BBA —
					Quarterly

70 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,474,000	$1,472,169	$(257)	12/2/33	3 month USD-	1.02% —	$(1,429,112)
				LIBOR-BBA —	Semiannually
				Quarterly
11,836,700	305,079	(96)	12/16/25	3 month USD-	0.428% —	(291,396)
				LIBOR-BBA —	Semiannually
				Quarterly
1,657,300	130,580 E	(23)	6/22/31	3 month USD-	1.0025% —	(130,604)
				LIBOR-BBA —	Semiannually
				Quarterly
204,000	32,831	(7)	1/8/51	3 month USD-	1.509% —	(32,239)
				LIBOR-BBA —	Semiannually
				Quarterly
204,000	31,099	(7)	1/8/51	3 month USD-	1.546% —	(30,489)
				LIBOR-BBA —	Semiannually
				Quarterly
746,000	114,924	(25)	1/8/51	3 month USD-	1.539% —	(112,704)
				LIBOR-BBA —	Semiannually
				Quarterly
11,140,400	231,798	(90)	1/13/26	0.5615% —	3 month USD-	223,574
				Semiannually	LIBOR-BBA —
					Quarterly
1,175,000	152,776	(40)	1/14/51	3 month USD-	1.644% —	(149,272)
				LIBOR-BBA —	Semiannually
				Quarterly
2,158,500	127,740 E	(31)	4/15/31	1.165% —	3 month USD-	127,709
				Semiannually	LIBOR-BBA —
					Quarterly
2,088,800	135,584 E	(30)	7/15/31	1.165% —	3 month USD-	135,554
				Semiannually	LIBOR-BBA —
					Quarterly
905,000	127,758	(31)	1/19/51	3 month USD-	1.5955% —	(125,305)
				LIBOR-BBA —	Semiannually
				Quarterly
1,700,000	109,387	(23)	1/27/31	1.075% —	3 month USD-	106,758
				Semiannually	LIBOR-BBA —
					Quarterly
12,637,900	102,885 E	(70)	1/31/25	0.735% —	3 month USD-	102,815
				Semiannually	LIBOR-BBA —
					Quarterly
946,000	54,319	(13)	2/4/31	1.153% —	3 month USD-	52,863
				Semiannually	LIBOR-BBA —
					Quarterly
903,000	119,452	(31)	2/4/51	3 month USD-	1.635% —	(117,416)
				LIBOR-BBA —	Semiannually
				Quarterly
5,838,000	293,990	(77)	2/9/31	3 month USD-	1.231% —	(285,265)
				LIBOR-BBA —	Semiannually
				Quarterly
11,604,600	247,538	(26,494)	3/9/26	0.5996% —	3 month USD-	218,166
				Semiannually	LIBOR-BBA —
					Quarterly

Master Intermediate Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,344,100	$49,153	$(19)	2/10/26	0.584% —	3 month USD-	$47,831
				Semiannually	LIBOR-BBA —
					Quarterly
1,917,100	100,481	(25)	2/16/31	1.212% —	3 month USD-	98,005
				Semiannually	LIBOR-BBA —
					Quarterly
279,400	13,341 E	(4)	8/16/31	1.37% —	3 month USD-	13,337
				Semiannually	LIBOR-BBA —
					Quarterly
3,465,000	128,163	(46)	2/18/31	3 month USD-	1.377% —	(123,273)
				LIBOR-BBA —	Semiannually
				Quarterly
3,598,000	137,472	(48)	2/22/31	1.3659% —	3 month USD-	132,793
				Semiannually	LIBOR-BBA —
					Quarterly
3,110,000	101,498	(41)	2/24/31	1.4255% —	3 month USD-	97,446
				Semiannually	LIBOR-BBA —
					Quarterly
5,426,000	174,289	(72)	2/24/31	1.431% —	3 month USD-	167,188
				Semiannually	LIBOR-BBA —
					Quarterly
2,713,000	83,970	(36)	2/24/31	1.4435% —	3 month USD-	80,385
				Semiannually	LIBOR-BBA —
					Quarterly
2,185,000	68,841	(29)	2/25/31	1.438% —	3 month USD-	66,068
				Semiannually	LIBOR-BBA —
					Quarterly
2,734,000	84,858	(36)	2/25/31	1.443% —	3 month USD-	81,375
				Semiannually	LIBOR-BBA —
					Quarterly
2,724,000	82,126	(36)	2/25/31	1.4525% —	3 month USD-	78,630
				Semiannually	LIBOR-BBA —
					Quarterly
63,199,000	38,804 E	2,124	6/16/23	3 month USD-	0.30% —	(36,681)
				LIBOR-BBA —	Semiannually
				Quarterly
11,814,000	110,485 E	(61,644)	6/16/26	0.95% —	3 month USD-	48,840
				Semiannually	LIBOR-BBA —
					Quarterly
15,372,000	267,826 E	(191,488)	6/16/31	1.65% —	3 month USD-	76,339
				Semiannually	LIBOR-BBA —
					Quarterly
6,259,000	327,671 E	275,115	6/16/51	3 month USD-	2.00% —	(52,556)
				LIBOR-BBA —	Semiannually
				Quarterly
1,089,000	26,161	(14)	3/2/31	1.51882% —	3 month USD-	24,985
				Semiannually	LIBOR-BBA —
					Quarterly
5,124,000	108,152	(68)	3/5/31	1.5505% —	3 month USD-	103,091
				Semiannually	LIBOR-BBA —
					Quarterly

72 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$5,005,000	$104,935	$(66)	3/5/31	1.552% —	3 month USD-	$99,986
					Semiannually	LIBOR-BBA —
						Quarterly
	6,800,000	155,081	(90)	3/5/31	3 month USD-	1.5324% —	(148,633)
					LIBOR-BBA —	Semiannually
					Quarterly
	2,082,000	43,895 E	1,347	6/16/31	1.35% —	Secured	45,242
					Annually	Overnight
						Financing Rate —
						Annually
	5,802,300	138,170	(77)	3/15/31	1.525% —	3 month USD-	134,664
					Semiannually	LIBOR-BBA —
						Quarterly
	1,228,800	19,075 E	(19)	3/20/34	2.29% —	3 month USD-	19,056
					Semiannually	LIBOR-BBA —
						Quarterly
	3,257,000	18,412	(43)	3/23/31	3 month USD-	1.7200% —	(17,370)
					LIBOR-BBA —	Semiannually
					Quarterly
	3,220,750	19,576	(43)	3/23/31	3 month USD-	1.7155% —	(18,549)
					LIBOR-BBA —	Semiannually
					Quarterly
	5,959,500	32,205	(56)	4/1/26	0.94375% —	3 month USD-	32,149
					Semiannually	LIBOR-BBA —
						Quarterly
	905,400	2,040 E	(5)	7/5/24	0.6840% —	3 month USD-	2,035
					Semiannually	LIBOR-BBA —
						Quarterly
	3,915,200	14,905 E	(37)	7/1/26	3 month USD-	1.08% —	(14,942)
					LIBOR-BBA —	Semiannually
					Quarterly
	2,783,000	4,305	(37)	4/1/31	3 month USD-	1.766% —	(4,342)
					LIBOR-BBA —	Semiannually
					Quarterly
	2,783,000	9,170	(37)	4/1/31	3 month USD-	1.7475% —	(9,207)
					LIBOR-BBA —	Semiannually
					Quarterly
	912,000	3,901	(12)	4/1/31	3 month USD-	1.7371% —	(3,913)
					LIBOR-BBA —	Semiannually
					Quarterly
AUD	79,300	6,163 E	(1)	1/30/35	1.692% —	6 month AUD-	6,163
					Semiannually	BBR-BBSW —
						Semiannually
AUD	266,900	24,859 E	(3)	3/5/35	1.47% —	6 month AUD-	24,857
					Semiannually	BBR-BBSW —
						Semiannually
AUD	99,100	9,718 E	(1)	3/25/35	1.4025% —	6 month AUD-	9,717
					Semiannually	BBR-BBSW —
						Semiannually

Master Intermediate Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	155,200	$14,274 E	$(2)	3/28/40	1.445% —	6 month AUD-	$14,272
					Semiannually	BBR-BBSW —
						Semiannually
AUD	579,100	62,431 E	(7)	4/1/40	1.1685% —	6 month AUD-	62,424
					Semiannually	BBR-BBSW —
						Semiannually
AUD	37,200	5,982 E	(1)	7/2/45	1.441% —	6 month AUD-	5,981
					Semiannually	BBR-BBSW —
						Semiannually
AUD	1,800,000	2,721 E	(20)	4/6/31	6 month AUD-	1.87% —	2,701
					BBR-BBSW —	Semiannually
					Semiannually
AUD	3,573,000	37,791 E	17,943	6/16/31	6 month AUD-	1.76% —	(19,848)
					BBR-BBSW —	Semiannually
					Semiannually
CAD	4,633,000	81,674 E	19,231	6/16/31	3 month CAD-	1.91% —	(62,443)
					BA-CDOR —	Semiannually
					Semiannually
CHF	2,148,000	47,276 E	(46,311)	6/16/31	—	0.16% plus	964
						6 month CHF-
						LIBOR-BBA —
						Semiannually
EUR	512,400	148,308 E	(20)	11/29/58	1.484% —	6 month	(148,327)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	696,900	200,080	(27)	2/19/50	6 month	1.354% —	201,867
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	770,000	199,490	(29)	3/11/50	1.267% —	6 month	(200,440)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	778,400	187,521	(30)	3/12/50	1.2115% —	6 month	(188,409)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	898,100	187,503	(34)	3/26/50	1.113% —	6 month	(187,792)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	802,800	195,184 E	(30)	11/29/58	6 month	1.343% —	195,153
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	929,000	174,271	(36)	2/19/50	1.051% —	6 month	(176,331)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually

74 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	741,300	$121,296 E	$(28)	6/7/54	1.054% —	6 month	$(121,324)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	676,400	94,120	(26)	2/19/50	0.9035% —	6 month	(95,480)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	395,500	41,584	(15)	2/21/50	0.80% —	6 month	(42,268)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	1,468,500	39,598 E	(56)	8/8/54	0.49% —	6 month	39,542
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	906,000	109,393 E	(34)	6/6/54	6 month	0.207% —	(109,427)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,215,200	98,502	(46)	2/19/50	0.233% —	6 month	97,198
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	4,960,100	187,641	(187)	2/19/50	6 month	0.595% —	195,102
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	574,000	82,322 E	(21)	3/4/54	0.134% —	6 month	82,301
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	260,400	69,031 E	(10)	3/13/54	—	0.2275%	69,021
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	1,696,600	114,713 E	(36)	5/13/40	6 month	0.276% —	(114,749)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	833,300	52,685 E	(18)	6/24/40	0.315% —	6 month	52,667
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	1,129,700	70,894 E	(26)	1/16/40	0.315% —	6 month	70,868
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually

Master Intermediate Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	388,100	$24,348 E	$(9)	3/28/40	0.3175% —	6 month	$24,339
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	11,918,000	53,892 E	7,428	6/16/31	0.05% —	6 month	61,320
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
GBP	27,000	362 E	540	6/16/31	0.93% —	Sterling	179
					Annually	Overnight
						Index Average —
						Annually
JPY	49,618,300	18,591 E	(14)	8/29/43	0.7495% —	6 month JPY-	(18,605)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	119,698,500	16,050	(9,439)	2/25/31	0.003% —	6 month JPY-	6,559
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	63,267,700	37,848 E	(19)	8/29/43	0.194% —	6 month JPY-	37,829
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	10,560,000	8,172 E	2,983	6/16/31	6 month NOK-	1.82% —	(5,189)
					NIBOR-NIBR —	Annually
					Semiannually
NZD	1,291,000	5,300 E	6,193	6/16/31	3 month NZD-	1.96% —	893
					BBR-FRA —	Semiannually
					Quarterly
SEK	27,938,000	14,315 E	(12,669)	6/16/31	0.77% —	3 month SEK-	1,648
					Annually	STIBOR-SIDE —
						Quarterly
Total			$(1,143,242)				$2,540,672

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$298,052	$297,159	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(336)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
50,222	50,071	—	1/12/40	4.00% (1 month	Synthetic MBX	(57)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
33,456	33,356	—	1/12/40	4.00% (1 month	Synthetic MBX	(38)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$3,862,261	$3,862,261	$—	1/12/41	5.00% (1 month	Synthetic MBX	$8,643
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
475,156	475,091	—	1/12/40	5.00% (1 month	Synthetic MBX	1,009
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
157,720	157,326	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(17)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,750,661	2,743,349	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(171)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,672	12,014	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(482)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,736	21,172	—	1/12/42	4.00% (1 month	Synthetic TRS	703
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
64,556	65,994	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(2,280)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
129,398	132,282	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(4,570)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
81,191	82,257	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(2,262)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
31,533	31,845	—	1/12/41	5.00% (1 month	Synthetic TRS Index	714
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
24,076	24,314	—	1/12/41	5.00% (1 month	Synthetic TRS Index	545
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
18,993	19,181	—	1/12/41	5.00% (1 month	Synthetic TRS Index	430
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

Master Intermediate Income Trust 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$29,761	$29,779	$—	1/12/39	6.00% (1 month	Synthetic TRS	$391
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
57,435	57,725	—	1/12/38	6.50% (1 month	Synthetic TRS	994
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,239	8,280	—	1/12/38	6.50% (1 month	Synthetic TRS	143
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,833	3,853	—	1/12/38	6.50% (1 month	Synthetic TRS	66
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
514,296	514,296	—	1/12/41	5.00% (1 month	Synthetic MBX	1,151
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
239,971	239,971	—	1/12/41	5.00% (1 month	Synthetic MBX	537
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
48,035	48,035	—	1/12/41	5.00% (1 month	Synthetic MBX	107
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
205,718	205,718	—	1/12/41	5.00% (1 month	Synthetic MBX	460
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
55,211	55,756	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,251
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
41,208	42,419	—	1/12/43	3.50% (1 month	Synthetic TRS	1,702
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,205	25,945	—	1/12/43	3.50% (1 month	Synthetic TRS	1,041
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,784	14,189	—	1/12/43	3.50% (1 month	Synthetic TRS	569
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

78 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$141,545	$145,201	$—	1/12/45	4.00% (1 month	Synthetic TRS	$5,623
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,586	37,531	—	1/12/45	4.00% (1 month	Synthetic TRS	1,453
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,522	17,912	—	1/12/41	4.00% (1 month	Synthetic TRS	619
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,522	17,912	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(619)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
50,634	51,299	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,411)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
56,129	56,866	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,564)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,060	53,584	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,202
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
186,124	185,630	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
8,329	8,307	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,195	22,136	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
48,043	47,916	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
90,270	90,030	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$108,301	$108,013	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(7)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
127,891	127,551	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(8)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
175,189	174,724	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(11)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
77,073	80,722	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(4,546)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
51,376	52,886	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(2,122)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
192,060	197,020	—	1/12/45	4.00% (1 month	Synthetic TRS	7,630
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
120,091	122,617	—	1/12/42	4.00% (1 month	Synthetic TRS	4,070
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
104,611	106,811	—	1/12/42	4.00% (1 month	Synthetic TRS	3,545
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
51,474	52,557	—	1/12/42	4.00% (1 month	Synthetic TRS	1,744
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
51,474	52,557	—	1/12/42	4.00% (1 month	Synthetic TRS	1,744
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,307	37,245	—	1/12/45	4.00% (1 month	Synthetic TRS	1,442
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
192,470	196,759	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(6,798)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

80 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$47,420	$48,338	$—	1/12/41	4.50% (1 month	Synthetic TRS	$1,579
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
80,679	81,739	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(2,248)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,080	41,105	—	1/12/39	6.00% (1 month	Synthetic TRS	540
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
39,726	39,751	—	1/12/39	6.00% (1 month	Synthetic TRS	522
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,863	19,875	—	1/12/39	6.00% (1 month	Synthetic TRS	261
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
18,896	18,907	—	1/12/39	6.00% (1 month	Synthetic TRS	248
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,217	2,218	—	1/12/39	6.00% (1 month	Synthetic TRS	29
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
18,951	19,046	—	1/12/38	6.50% (1 month	Synthetic TRS	328
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,423	1,430	—	1/12/38	6.50% (1 month	Synthetic TRS	25
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
151,659	155,039	—	1/12/41	4.00% (1 month	Synthetic TRS	5,357
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
132,855	135,816	—	1/12/41	4.00% (1 month	Synthetic TRS	4,692
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
86,732	88,665	—	1/12/41	4.00% (1 month	Synthetic TRS	3,063
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Master Intermediate Income Trust 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A. cont.
$15,178	$15,516	$—	1/12/41	4.00% (1 month	Synthetic TRS	$536
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
80,679	81,739	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(2,248)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
119,138	120,315	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(2,699)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
17,149	17,653	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(708)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
105,457	108,158	—	1/12/44	4.00% (1 month	Synthetic TRS	4,047
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
348,386	355,713	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(11,807)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Morgan Stanley & Co. International PLC
1,032,736	1,027,525	—	7/17/24	3.825% (3 month	Pera Funding DAC,	(4,620)
				USD-LIBOR-BBA	3.825%, Series
				minus 0.12%) —	2019–01, 07/10/24 —
				Quarterly	Quarterly
Upfront premium received		—		Unrealized appreciation		70,755
Upfront premium (paid)		—		Unrealized (depreciation)		(51,652)
Total		$—		Total		$19,103

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	7,000,000	$603,239	$(129)	5/15/30	(.655%) — At	Eurostat Eurozone	$603,110
					maturity	HICP excluding
tobacco — At
maturity
EUR	7,000,000	596,615	(129)	5/15/30	(.6625%) — At	Eurostat Eurozone	596,485
					maturity	HICP excluding
tobacco — At
maturity

82 Master Intermediate Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,497,000	$591,904	$(125)	5/15/40	(.961%) — At	Eurostat Eurozone	$591,779
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,979,000	144,691	—	7/15/37	1.71% — At	Eurostat Eurozone	144,691
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,979,000	47,339	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(47,339)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	174,572	(75)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(174,648)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	176,089	(75)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(176,164)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	176,594	(76)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(176,670)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,434,000	177,100	(76)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(177,176)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,497,000	903,899	(165)	5/15/50	1.13% — At	Eurostat Eurozone	(904,064)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,000,000	1,232,985	(248)	5/15/40	0.935% — At	Eurostat Eurozone	(1,233,233)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,000,000	1,242,220	(248)	5/15/40	0.93% — At	Eurostat Eurozone	(1,242,468)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	4,004,000	263,190	(86)	12/15/28	3.665% — At	GBP Non-revised UK	263,104
					maturity	Retail Price Index —
						At maturity
GBP	4,253,000	121,673	(56)	11/15/24	3.385% — At	GBP Non-revised UK	121,617
					maturity	Retail Price Index —
						At maturity
GBP	3,123,000	86,245	(72)	3/15/28	3.4025% — At	GBP Non-revised UK	86,173
					maturity	Retail Price Index —
						At maturity
GBP	4,484,000	73,970	(106)	3/15/28	3.34% — At	GBP Non-revised UK	73,864
					maturity	Retail Price Index —
						At maturity

Master Intermediate Income Trust 83

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	2,127,000	$60,188	$(28)	11/15/24	3.381% — At	GBP Non-revised UK	$60,160
					maturity	Retail Price Index —
						At maturity
GBP	2,127,000	54,499	—	12/15/24	3.42% — At	GBP Non-revised UK	54,499
					maturity	Retail Price Index —
						At maturity
GBP	2,402,000	50,486	(56)	2/15/28	3.34% — At	GBP Non-revised UK	50,430
					maturity	Retail Price Index —
						At maturity
GBP	1,121,000	27,960	(26)	3/15/28	3.3875% — At	GBP Non-revised UK	27,933
					maturity	Retail Price Index —
						At maturity
GBP	1,204,000	122,466	(63)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(122,529)
					maturity	Retail Price Index —
						At maturity
	$3,060,000	104,967	(31)	11/29/24	(1.703%) — At	USA Non Revised	104,936
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,060,000	93,768	(31)	12/10/24	(1.7625%) — At	USA Non Revised	93,737
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	2,817,250	20,780	(47)	3/23/31	(2.4275%) — At	USA Non Revised	20,733
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	2,853,000	14,225	(48)	3/23/31	(2.45%) — At	USA Non Revised	14,177
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	802,000	2,479	(13)	4/1/31	(2.466%) — At	USA Non Revised	2,466
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	9,720,000	1,040	(98)	4/1/26	2.53% — At	USA Non Revised	942
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	1,621,000	2,744	(16)	4/1/26	2.496% — At	USA Non Revised	(2,761)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

84 Master Intermediate Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$2,434,000	$3,897	$(41)	4/1/31	(2.51%) — At	USA Non Revised	$(3,938)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,434,000	5,197	(41)	4/1/31	(2.515%) — At	USA Non Revised	(5,237)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,702,000	6,489	(58)	3/23/26	2.51% — At	USA Non Revised	(6,546)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,638,500	25,813	—	3/23/26	2.445% — At	USA Non Revised	(25,813)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,910,000	45,231	(32)	2/25/31	2.28% — At	USA Non Revised	(45,263)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,400,000	56,731	(40)	2/24/31	2.281% — At	USA Non Revised	(56,772)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,400,000	57,338	(40)	2/25/31	2.278% — At	USA Non Revised	(57,379)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,400,000	59,981	(40)	2/25/31	2.2675% — At	USA Non Revised	(60,021)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,362,000	69,234	(73)	3/5/31	2.351% — At	USA Non Revised	(69,307)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,409,000	70,447	(74)	3/5/31	2.35% — At	USA Non Revised	(70,521)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Master Intermediate Income Trust 85

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$4,800,000	$110,942	$(80)	2/24/31	2.286% — At	USA Non Revised	$(111,024)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
10,332,500	1,070,323	17,727	6/30/30	1.586% — At	USA Non Revised	(1,052,596)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
11,110,000	1,078,448	56,016	7/10/30	1.6625% — At	USA Non Revised	(1,022,427)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$71,101				$(3,933,060)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB–/P	$4,375	$64,000	$17,274	5/11/63	300 bp —	$(12,862)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,497	141,000	38,056	5/11/63	300 bp —	(29,477)
Index						Monthly
CMBX NA BBB–.6	BB–/P	17,409	282,000	76,112	5/11/63	300 bp —	(58,538)
Index						Monthly
CMBX NA BBB–.6	BB–/P	16,587	291,000	78,541	5/11/63	300 bp —	(61,784)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A-/P	5,963	47,000	3,718	5/11/63	200 bp —	2,264
Index						Monthly
CMBX NA A.6	A-/P	6,566	55,000	4,351	5/11/63	200 bp —	2,237
Index						Monthly
CMBX NA A.6	A-/P	11,798	78,000	6,170	5/11/63	200 bp —	5,658
Index						Monthly
CMBX NA A.6	A-/P	19,430	116,000	9,176	5/11/63	200 bp —	10,300
Index						Monthly
CMBX NA A.6	A-/P	18,176	131,000	10,362	5/11/63	200 bp —	7,865
Index						Monthly
CMBX NA A.6	A-/P	26,553	172,000	13,605	5/11/63	200 bp —	13,014
Index						Monthly
CMBX NA A.6	A-/P	20,798	177,000	14,001	5/11/63	200 bp —	6,866
Index						Monthly
CMBX NA A.6	A-/P	33,606	190,000	15,029	5/11/63	200 bp —	18,651
Index						Monthly
CMBX NA A.6	A-/P	61,014	367,000	29,030	5/11/63	200 bp —	32,127
Index						Monthly

86 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11	BB–/P	$77,970	$138,000	$21,211	11/18/54	500 bp —	$56,894
Index						Monthly
CMBX NA BB.13	BB–/P	15,196	152,000	14,318	12/16/72	500 bp —	941
Index						Monthly
CMBX NA BB.13	BB–/P	26,330	279,000	26,282	12/16/72	500 bp —	48
Index						Monthly
CMBX NA BB.6	B/P	119,351	832,000	381,139	5/11/63	500 bp —	(260,979)
Index						Monthly
CMBX NA BB.7	B+/P	64,660	1,267,000	462,328	1/17/47	500 bp —	(396,437)
Index						Monthly
CMBX NA BBB–	BBB–/P	43,751	276,000	18,409	8/17/61	300 bp —	25,503
.12 Index						Monthly
CMBX NA BBB–	BBB–/P	10,436	119,000	8,723	12/16/72	300 bp —	1,783
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	27,669	294,000	21,550	12/16/72	300 bp —	6,290
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	1,028	33,000	1,587	12/16/72	300 bp —	(540)
.14 Index						Monthly
CMBX NA BBB–	BBB–/P	10,128	330,000	15,873	12/16/72	300 bp —	(5,552)
.14 Index						Monthly
CMBX NA BBB–	BBB–/P	12,318	377,000	18,134	12/16/72	300 bp —	(5,595)
.14 Index						Monthly
CMBX NA BBB– .6	BB–/P	32,585	133,000	35,897	5/11/63	300 bp —	(3,234)
Index						Monthly
CMBX NA BBB–.11	BBB–/P	3,883	62,000	3,664	11/18/54	300 bp —	255
Index						Monthly
CMBX NA BBB–.14	BBB–/P	6,901	138,000	6,638	12/16/72	300 bp —	297
Index						Monthly
CMBX NA BBB–.14	BBB–/P	10,394	228,000	10,967	12/16/72	300 bp —	(439)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,199	15,000	4,049	5/11/63	300 bp —	(2,841)
Index						Monthly
CMBX NA BBB–.6	BB–/P	17,107	260,000	70,174	5/11/63	300 bp —	(52,915)
Index						Monthly
CMBX NA BBB–.6	BB–/P	21,761	330,000	89,067	5/11/63	300 bp —	(67,114)
Index						Monthly
CMBX NA BBB–.6	BB–/P	23,964	352,000	95,005	5/11/63	300 bp —	(70,836)
Index						Monthly
CMBX NA BBB–.6	BB–/P	275,984	4,334,000	1,169,747	5/11/63	300 bp —	(891,234)
Index						Monthly
Credit Suisse International
CMBX NA BB.7	B+/P	30,497	228,000	83,197	1/17/47	500 bp —	(52,478)
Index						Monthly
CMBX NA BBB–.6	BB–/P	52,816	478,000	129,012	5/11/63	300 bp —	(75,918)
Index						Monthly
CMBX NA BBB–.6	BB–/P	129,498	1,172,000	316,323	5/11/63	300 bp —	(186,141)
Index						Monthly

Master Intermediate Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BB–/P	$1,151,228	$12,252,000	$3,306,815	5/11/63	300 bp —	$(2,148,440)
Index						Monthly
CMBX NA BBB–.7	BB+/P	51,226	780,000	153,894	1/17/47	300 bp —	(102,213)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A-/P	19,238	162,000	12,814	5/11/63	200 bp —	6,486
Index						Monthly
CMBX NA BB.13	BB–/P	11,732	122,000	11,492	12/16/72	500 bp —	240
Index						Monthly
CMBX NA BB.6	B/P	70,315	164,000	75,128	5/11/63	500 bp —	(4,654)
Index						Monthly
CMBX NA BB.9	B+/P	4,448	11,000	2,958	9/17/58	500 bp —	1,501
Index						Monthly
CMBX NA BBB–	BBB–/P	736	7,000	513	12/16/72	300 bp —	227
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	1,895	32,000	2,346	12/16/72	300 bp —	(432)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	1,906	32,000	2,346	12/16/72	300 bp —	(421)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	3,946	54,000	3,958	12/16/72	300 bp —	20
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	14,721	86,000	6,304	12/16/72	300 bp —	8,468
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	14,558	86,000	6,304	12/16/72	300 bp —	8,304
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	14,089	89,000	6,524	12/16/72	300 bp —	7,617
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	5,678	96,000	7,037	12/16/72	300 bp —	(1,303)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	15,671	100,000	7,330	12/16/72	300 bp —	8,399
.13 Index						Monthly
CMBX NA BBB–.14	BBB–/P	3,689	83,000	3,992	12/16/72	300 bp —	(255)
Index						Monthly
CMBX NA BBB–.14	BBB–/P	7,625	166,000	7,985	12/16/72	300 bp —	(263)
Index						Monthly
CMBX NA BBB–.6	BB–/P	682	9,000	2,429	5/11/63	300 bp —	(1,742)
Index						Monthly
CMBX NA BBB–.6	BB–/P	806	11,000	2,969	5/11/63	300 bp —	(2,156)
Index						Monthly
CMBX NA BBB–.6	BB–/P	811	11,000	2,969	5/11/63	300 bp —	(2,152)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,042	13,000	3,509	5/11/63	300 bp —	(2,459)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,771	26,000	7,017	5/11/63	300 bp —	(5,231)
Index						Monthly
CMBX NA BBB–.6	BB–/P	2,354	28,000	7,557	5/11/63	300 bp —	(5,187)
Index						Monthly

88 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB–/P	$2,430	$32,000	$8,637	5/11/63	300 bp —	$(6,188)
Index						Monthly
CMBX NA BBB–.6	BB–/P	3,086	39,000	10,526	5/11/63	300 bp —	(7,417)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,415	44,000	11,876	5/11/63	300 bp —	(7,435)
Index						Monthly
CMBX NA BBB–.6	BB–/P	6,450	46,000	12,415	5/11/63	300 bp —	(5,939)
Index						Monthly
CMBX NA BBB–.6	BB–/P	7,985	60,000	16,194	5/11/63	300 bp —	(8,174)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,034	60,000	16,194	5/11/63	300 bp —	(8,125)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,664	64,000	17,274	5/11/63	300 bp —	(11,572)
Index						Monthly
CMBX NA BBB–.6	BB–/P	6,945	66,000	17,813	5/11/63	300 bp —	(10,830)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,625	78,000	21,052	5/11/63	300 bp —	(12,382)
Index						Monthly
CMBX NA BBB–.6	BB–/P	6,758	78,000	21,052	5/11/63	300 bp —	(14,249)
Index						Monthly
CMBX NA BBB–.6	BB–/P	7,858	91,000	24,561	5/11/63	300 bp —	(16,650)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,285	102,000	27,530	5/11/63	300 bp —	(22,185)
Index						Monthly
CMBX NA BBB–.6	BB–/P	14,022	103,000	27,800	5/11/63	300 bp —	(13,717)
Index						Monthly
CMBX NA BBB–.6	BB–/P	12,297	110,000	29,689	5/11/63	300 bp —	(17,327)
Index						Monthly
CMBX NA BBB–.6	BB–/P	12,871	115,000	31,039	5/11/63	300 bp —	(18,100)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,295	122,000	32,928	5/11/63	300 bp —	(22,561)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,295	122,000	32,928	5/11/63	300 bp —	(22,561)
Index						Monthly
CMBX NA BBB–.6	BB–/P	6,818	135,000	36,437	5/11/63	300 bp —	(29,539)
Index						Monthly
CMBX NA BBB–.6	BB–/P	22,777	137,000	36,976	5/11/63	300 bp —	(14,120)
Index						Monthly
CMBX NA BBB–.6	BB–/P	7,018	137,000	36,976	5/11/63	300 bp —	(29,878)
Index						Monthly
CMBX NA BBB–.6	BB–/P	23,502	157,000	42,374	5/11/63	300 bp —	(18,780)
Index						Monthly
CMBX NA BBB–.6	BB–/P	23,233	158,000	42,644	5/11/63	300 bp —	(19,319)
Index						Monthly
CMBX NA BBB–.6	BB–/P	18,496	166,000	44,803	5/11/63	300 bp —	(26,210)
Index						Monthly

Master Intermediate Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB–/P	$18,357	$169,000	$45,613	5/11/63	300 bp —	$(27,158)
Index						Monthly
CMBX NA BBB–.6	BB–/P	18,286	169,000	45,613	5/11/63	300 bp —	(27,229)
Index						Monthly
CMBX NA BBB–.6	BB–/P	20,534	175,000	47,233	5/11/63	300 bp —	(26,596)
Index						Monthly
CMBX NA BBB–.6	BB–/P	15,166	183,000	49,392	5/11/63	300 bp —	(34,119)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,015	192,000	51,821	5/11/63	300 bp —	(41,694)
Index						Monthly
CMBX NA BBB–.6	BB–/P	24,103	216,000	58,298	5/11/63	300 bp —	(34,070)
Index						Monthly
CMBX NA BBB–.6	BB–/P	24,103	216,000	58,298	5/11/63	300 bp —	(34,070)
Index						Monthly
CMBX NA BBB–.6	BB–/P	11,095	226,000	60,997	5/11/63	300 bp —	(49,771)
Index						Monthly
CMBX NA BBB–.6	BB–/P	12,285	252,000	68,015	5/11/63	300 bp —	(55,583)
Index						Monthly
CMBX NA BBB–.6	BB–/P	40,089	266,000	71,793	5/11/63	300 bp —	(31,550)
Index						Monthly
CMBX NA BBB–.6	BB–/P	13,442	271,000	73,143	5/11/63	300 bp —	(59,543)
Index						Monthly
CMBX NA BBB–.6	BB–/P	36,039	296,000	79,890	5/11/63	300 bp —	(43,679)
Index						Monthly
CMBX NA BBB–.6	BB–/P	33,021	305,000	82,320	5/11/63	300 bp —	(49,121)
Index						Monthly
CMBX NA BBB–.6	BB–/P	32,527	324,000	87,448	5/11/63	300 bp —	(54,732)
Index						Monthly
CMBX NA BBB–.6	BB–/P	47,211	452,000	121,995	5/11/63	300 bp —	(74,520)
Index						Monthly
CMBX NA BBB–.6	BB–/P	50,821	461,000	124,424	5/11/63	300 bp —	(73,334)
Index						Monthly
CMBX NA BBB–.6	BB–/P	71,741	605,000	163,290	5/11/63	300 bp —	(91,195)
Index						Monthly
CMBX NA BBB–.6	BB–/P	71,494	605,000	163,290	5/11/63	300 bp —	(91,442)
Index						Monthly
CMBX NA BBB–.6	BB–/P	37,011	765,000	206,474	5/11/63	300 bp —	(169,016)
Index						Monthly
CMBX NA BBB–.6	BB–/P	155,865	1,042,000	281,236	5/11/63	300 bp —	(124,763)
Index						Monthly
CMBX NA BBB–.7	BB+/P	26,578	312,000	61,558	1/17/47	300 bp —	(34,798)
Index						Monthly
CMBX NA BBB–.7	BB+/P	90,359	1,040,000	205,192	1/17/47	300 bp —	(114,226)
Index						Monthly

90 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.10	BB–/P	$9,629	$120,000	$36,468	5/11/63	500 bp —	$(26,723)
Index						Monthly
CMBX NA BBB–	BBB–/P	5,046	55,000	4,032	12/16/72	300 bp —	1,047
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	11,879	59,000	4,325	12/16/72	300 bp —	7,588
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	3,548	60,000	4,398	12/16/72	300 bp —	(815)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	13,532	86,000	6,304	12/16/72	300 bp —	7,279
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	19,852	109,000	7,990	12/16/72	300 bp —	11,926
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	24,217	121,000	8,869	12/16/72	300 bp —	15,418
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	11,072	187,000	13,707	12/16/72	300 bp —	(2,526)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	35,551	367,000	26,901	12/16/72	300 bp —	8,864
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	48,740	516,000	37,823	12/16/72	300 bp —	11,218
.13 Index						Monthly
CMBX NA BBB–.6	BB–/P	5,416,717	16,943,000	4,572,916	5/11/63	300 bp —	853,685
Index						Monthly
Merrill Lynch International
CMBX NA BB.6	B/P	13,977	125,000	57,263	5/11/63	500 bp —	(43,164)
Index						Monthly
CMBX NA BBB– .6	BB–/P	574,463	2,132,000	575,427	5/11/63	300 bp —	280
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.13	BB–/P	6,326	66,000	6,217	12/16/72	500 bp —	173
Index						Monthly
CMBX NA BB.13	BB–/P	8,078	84,000	7,913	12/16/72	500 bp —	165
Index						Monthly
CMBX NA BB.13	BB–/P	18,969	201,000	18,934	12/16/72	500 bp —	35
Index						Monthly
CMBX NA BB.13	BB–/P	27,518	286,000	26,941	12/16/72	500 bp —	855
Index						Monthly
CMBX NA BB.13	BB–/P	33,160	359,000	33,818	12/16/72	500 bp —	(358)
Index						Monthly
CMBX NA BB.6	B/P	4,741	39,000	17,866	5/11/63	500 bp —	(13,087)
Index						Monthly
CMBX NA BB.6	B/P	8,676	48,000	21,989	5/11/63	500 bp —	(13,266)
Index						Monthly
CMBX NA BB.6	B/P	48,378	197,000	90,246	5/11/63	500 bp —	(41,677)
Index						Monthly

Master Intermediate Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	B/P	$135,240	$322,000	$147,508	5/11/63	500 bp —	$(11,955)
Index						Monthly
CMBX NA BB.6	B/P	142,166	335,000	153,464	5/11/63	500 bp —	(10,972)
Index						Monthly
CMBX NA BB.6	B/P	97,086	394,000	180,491	5/11/63	500 bp —	(83,022)
Index						Monthly
CMBX NA BBB–	BBB–/P	273	4,000	293	12/16/72	300 bp —	(18)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	5,890	29,000	2,126	12/16/72	300 bp —	3,782
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	1,951	33,000	2,419	12/16/72	300 bp —	(448)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	3,456	37,000	2,712	12/16/72	300 bp —	766
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	5,420	59,000	4,325	12/16/72	300 bp —	1,130
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	11,844	63,000	4,618	12/16/72	300 bp —	7,263
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	13,244	81,000	5,937	12/16/72	300 bp —	7,354
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	5,112	92,000	6,744	12/16/72	300 bp —	(1,578)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	15,735	100,000	7,330	12/16/72	300 bp —	8,464
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	26,771	170,000	12,461	12/16/72	300 bp —	14,409
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	27,786	304,000	22,283	12/16/72	300 bp —	5,680
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	608	20,000	962	12/16/72	300 bp —	(342)
.14 Index						Monthly
CMBX NA BBB–	BBB–/P	3,241	115,000	5,532	12/16/72	300 bp —	(2,223)
.14 Index						Monthly
CMBX NA BBB–.6	BB–/P	752	9,000	2,429	5/11/63	300 bp —	(1,672)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,541	21,000	5,668	5/11/63	300 bp —	(4,115)
Index						Monthly
CMBX NA BBB–.6	BB–/P	3,126	39,000	10,526	5/11/63	300 bp —	(7,377)
Index						Monthly
CMBX NA BBB–.6	BB–/P	3,446	46,000	12,415	5/11/63	300 bp —	(8,943)
Index						Monthly
CMBX NA BBB–.6	BB–/P	9,375	142,000	38,326	5/11/63	300 bp —	(28,868)
Index						Monthly
CMBX NA BBB–.6	BB–/P	9,454	144,000	38,866	5/11/63	300 bp —	(29,327)
Index						Monthly

92 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BB–/P	$183,195	$531,000	$143,317	5/11/63	300 bp —	$40,188
Index						Monthly
CMBX NA BBB–.6	BB–/P	519,928	7,848,000	2,118,175	5/11/63	300 bp —	(1,593,635)
Index						Monthly
Upfront premium received		11,332,375		Unrealized appreciation			1,239,824
Upfront premium (paid)		—		Unrealized (depreciation)			(8,143,400)
Total		$11,332,375		Total			$(6,903,576)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(14,611)	$140,000	$42,546	11/17/59	(500 bp) —	$27,799
					Monthly
CMBX NA BB.10 Index	(12,500)	114,000	34,645	11/17/59	(500 bp) —	22,034
					Monthly
CMBX NA BB.11 Index	(42,884)	331,000	50,875	11/18/54	(500 bp) —	7,668
					Monthly
CMBX NA BB.11 Index	(13,574)	144,000	22,133	11/18/54	(500 bp) —	8,419
					Monthly
CMBX NA BB.11 Index	(3,877)	76,000	11,681	11/18/54	(500 bp) —	7,731
					Monthly
CMBX NA BB.11 Index	(2,231)	43,000	6,609	11/18/54	(500 bp) —	4,337
					Monthly
CMBX NA BB.12 Index	(13,050)	40,000	5,492	8/17/61	(500 bp) —	(7,597)
					Monthly
CMBX NA BB.12 Index	(3,675)	7,000	961	8/17/61	(500 bp) —	(2,721)
					Monthly
CMBX NA BB.8 Index	(8,940)	69,501	24,777	10/17/57	(500 bp) —	15,770
					Monthly
CMBX NA BB.9 Index	(48,410)	469,000	126,114	9/17/58	(500 bp) —	77,248
					Monthly
CMBX NA BB.9 Index	(6,258)	97,000	26,083	9/17/58	(500 bp) —	19,731
					Monthly
CMBX NA BB.9 Index	(3,140)	80,000	21,512	9/17/58	(500 bp) —	18,294
					Monthly
CMBX NA BB.9 Index	(2,755)	76,000	20,436	9/17/58	(500 bp) —	17,607
					Monthly

Master Intermediate Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(1,854)	$46,000	$12,369	9/17/58	(500 bp) —	$10,470
					Monthly
CMBX NA BBB– .10 Index	(189,131)	1,100,000	137,940	11/17/59	(300 bp) —	(51,832)
					Monthly
CMBX NA BBB– .10 Index	(55,015)	237,000	29,720	11/17/59	(300 bp) —	(25,433)
					Monthly
CMBX NA BBB– .10 Index	(28,062)	221,000	27,713	11/17/59	(300 bp) —	(478)
					Monthly
CMBX NA BBB– .10 Index	(38,410)	161,000	20,189	11/17/59	(300 bp) —	(18,315)
					Monthly
CMBX NA BBB– .10 Index	(24,448)	112,000	14,045	11/17/59	(300 bp) —	(10,469)
					Monthly
CMBX NA BBB– .10 Index	(23,069)	106,000	13,292	11/17/59	(300 bp) —	(9,839)
					Monthly
CMBX NA BBB– .10 Index	(17,963)	73,000	9,154	11/17/59	(300 bp) —	(8,851)
					Monthly
CMBX NA BBB– .12 Index	(16,522)	240,000	16,008	8/17/61	(300 bp) —	(654)
					Monthly
CMBX NA BBB–.10 Index	(47,966)	161,000	20,189	11/17/59	(300 bp) —	(27,870)
					Monthly
CMBX NA BBB–.10 Index	(6,246)	49,000	6,145	11/17/59	(300 bp) —	(114)
					Monthly
CMBX NA BBB–.10 Index	(4,717)	37,000	4,640	11/17/59	(300 bp) —	(86)
					Monthly
CMBX NA BBB–.11 Index	(32,967)	103,000	6,087	11/18/54	(300 bp) —	(26,940)
					Monthly
CMBX NA BBB–.11 Index	(15,684)	48,000	2,837	11/18/54	(300 bp) —	(12,875)
					Monthly
CMBX NA BBB–.11 Index	(1,312)	4,000	236	11/18/54	(300 bp) —	(1,078)
					Monthly
CMBX NA BBB–.12 Index	(71,841)	215,000	14,341	8/17/61	(300 bp) —	(57,626)
					Monthly
CMBX NA BBB–.12 Index	(67,433)	194,000	12,940	8/17/61	(300 bp) —	(54,606)
					Monthly
CMBX NA BBB–.12 Index	(61,865)	176,000	11,739	8/17/61	(300 bp) —	(50,229)
					Monthly
CMBX NA BBB–.12 Index	(48,986)	139,000	9,271	8/17/61	(300 bp) —	(39,795)
					Monthly
CMBX NA BBB–.13 Index	(21,142)	279,000	20,451	12/16/72	(300 bp) —	(691)
					Monthly
CMBX NA BBB–.8 Index	(31,297)	198,000	30,987	10/17/57	(300 bp) —	(425)
					Monthly
CMBX NA BBB–.8 Index	(31,421)	198,000	30,987	10/17/57	(300 bp) —	(549)
					Monthly
CMBX NA BBB–.8 Index	(9,703)	62,000	9,703	10/17/57	(300 bp) —	(36)
					Monthly
CMBX NA BBB–.9 Index	(27,445)	116,000	12,795	9/17/58	(300 bp) —	(14,717)
					Monthly

94 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(38,693)	$290,000	$88,131	11/17/59	(500 bp) —	$49,156
					Monthly
CMBX NA BB.10 Index	(34,367)	289,000	87,827	11/17/59	(500 bp) —	53,179
					Monthly
CMBX NA BB.10 Index	(18,893)	152,000	46,193	11/17/59	(500 bp) —	27,152
					Monthly
CMBX NA BB.7 Index	(61,796)	335,000	122,242	1/17/47	(500 bp) —	60,120
					Monthly
CMBX NA BB.7 Index	(4,770)	29,000	10,582	1/17/47	(500 bp) —	5,784
					Monthly
CMBX NA BB.9 Index	(103,355)	1,031,000	277,236	9/17/58	(500 bp) —	172,879
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(12,481)	122,000	55,888	5/11/63	(500 bp) —	43,289
					Monthly
CMBX NA BB.7 Index	(32,233)	213,000	77,724	1/17/47	(500 bp) —	45,284
					Monthly
CMBX NA A .6 Index	(4,240)	64,000	5,062	5/11/63	(200 bp) —	798
					Monthly
CMBX NA BB.12 Index	(19,406)	53,000	7,277	8/17/61	(500 bp) —	(12,181)
					Monthly
CMBX NA BB.7 Index	(38,667)	236,000	86,116	1/17/47	(500 bp) —	47,220
					Monthly
CMBX NA BB.7 Index	(25,361)	150,000	54,735	1/17/47	(500 bp) —	29,229
					Monthly
CMBX NA BB.7 Index	(25,381)	125,000	45,613	1/17/47	(500 bp) —	20,110
					Monthly
CMBX NA BB.7 Index	(18,621)	102,000	37,220	1/17/47	(500 bp) —	18,500
					Monthly
CMBX NA BB.8 Index	(2,606)	22,202	7,915	10/17/57	(500 bp) —	5,288
					Monthly
CMBX NA BB.9 Index	(4,617)	29,000	7,798	9/17/58	(500 bp) —	3,153
					Monthly
CMBX NA BB.9 Index	(2,212)	14,000	3,765	9/17/58	(500 bp) —	1,539
					Monthly
CMBX NA BBB– .10 Index	(10,061)	46,000	5,768	11/17/59	(300 bp) —	(4,320)
					Monthly
CMBX NA BBB– .12 Index	(8,968)	46,000	3,068	8/17/61	(300 bp) —	(5,927)
					Monthly
CMBX NA BBB–.12 Index	(5,404)	16,000	1,067	8/17/61	(300 bp) —	(4,346)
					Monthly
CMBX NA BBB–.13 Index	(9,245)	122,000	8,943	12/16/72	(300 bp) —	(302)
					Monthly
CMBX NA BBB–.8 Index	(8,938)	57,000	8,921	10/17/57	(300 bp) —	(51)
					Monthly

Master Intermediate Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.11 Index	$(326,686)	$599,000	$92,066	11/18/54	(500 bp) —	$(235,202)
					Monthly
CMBX NA BB.12 Index	(160,920)	293,000	40,229	8/17/61	(500 bp) —	(120,976)
					Monthly
CMBX NA BB.17 Index	(495,531)	1,012,000	369,279	1/17/47	(500 bp) —	(127,236)
					Monthly
CMBX NA BB.8 Index	(52,536)	102,321	36,477	10/17/57	(500 bp) —	(16,158)
					Monthly
CMBX NA BB.9 Index	(48,926)	99,000	26,621	9/17/58	(500 bp) —	(22,401)
					Monthly
CMBX NA BBB– .10 Index	(10,885)	66,000	8,276	11/17/59	(300 bp) —	(2,647)
					Monthly
CMBX NA BBB–.10 Index	(29,298)	104,000	13,042	11/17/59	(300 bp) —	(16,317)
					Monthly
CMBX NA BBB–.10 Index	(15,790)	53,000	6,646	11/17/59	(300 bp) —	(9,175)
					Monthly
CMBX NA BBB–.11 Index	(31,430)	100,000	5,910	11/18/54	(300 bp) —	(25,579)
					Monthly
CMBX NA BBB–.11 Index	(26,401)	84,000	4,964	11/18/54	(300 bp) —	(21,486)
					Monthly
CMBX NA BBB–.11 Index	(13,218)	41,000	2,423	11/18/54	(300 bp) —	(10,819)
					Monthly
CMBX NA BBB–.11 Index	(5,650)	18,000	1,064	11/18/54	(300 bp) —	(4,596)
					Monthly
CMBX NA BBB–.7 Index	(214,338)	913,000	180,135	1/17/47	(300 bp) —	(34,736)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(15,875)	279,000	84,788	11/17/59	(500 bp) —	68,642
					Monthly
CMBX NA BB.11 Index	(101,812)	206,000	31,662	11/18/54	(500 bp) —	(70,351)
					Monthly
CMBX NA BB.9 Index	(36,425)	935,000	251,422	9/17/58	(500 bp) —	214,088
					Monthly
CMBX NA BBB– .10 Index	(20,367)	94,000	11,788	11/17/59	(300 bp) —	(8,634)
					Monthly
CMBX NA BBB–.7 Index	(32,451)	396,000	78,131	1/17/47	(300 bp) —	45,449
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(17,831)	175,000	34,528	1/17/47	(300 bp) —	16,595
					Monthly
CMBX NA BB.10 Index	(14,683)	140,000	42,546	11/17/59	(500 bp) —	27,727
					Monthly
CMBX NA BB.11 Index	(3,049)	32,000	4,918	11/18/54	(500 bp) —	1,838
					Monthly
CMBX NA BB.12 Index	(10,868)	152,000	20,870	8/17/61	(500 bp) —	9,854
					Monthly

96 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.12 Index	$(7,605)	$144,000	$19,771	8/17/61	(500 bp) —	$12,026
					Monthly
CMBX NA BB.12 Index	(7,667)	105,000	14,417	8/17/61	(500 bp) —	6,648
					Monthly
CMBX NA BB.12 Index	(40,800)	68,000	9,336	8/17/61	(500 bp) —	(31,530)
					Monthly
CMBX NA BB.12 Index	(3,668)	52,000	7,140	8/17/61	(500 bp) —	3,421
					Monthly
CMBX NA BB.12 Index	(2,777)	34,000	4,668	9/17/58	(500 bp) —	1,858
					Monthly
CMBX NA BB.7 Index	(39,014)	194,000	70,791	1/17/47	(500 bp) —	31,588
					Monthly
CMBX NA BB.7 Index	(17,547)	91,000	33,206	1/17/47	(500 bp) —	15,570
					Monthly
CMBX NA BB.7 Index	(11,040)	59,000	21,529	1/17/47	(500 bp) —	10,432
					Monthly
CMBX NA BB.7 Index	(6,055)	30,000	10,947	1/17/47	(500 bp) —	4,863
					Monthly
CMBX NA BB.8 Index	(30,651)	59,848	21,336	10/17/57	(500 bp) —	(9,374)
					Monthly
CMBX NA BB.9 Index	(5,010)	142,000	38,184	9/17/58	(500 bp) —	33,036
					Monthly
CMBX NA BB.9 Index	(5,782)	94,000	25,277	9/17/58	(500 bp) —	19,404
					Monthly
CMBX NA BB.9 Index	(8,785)	66,000	17,747	9/17/58	(500 bp) —	8,898
					Monthly
CMBX NA BB.9 Index	(8,830)	65,000	17,479	9/17/58	(500 bp) —	8,586
					Monthly
CMBX NA BB.9 Index	(3,952)	65,000	17,479	9/17/58	(500 bp) —	13,464
					Monthly
CMBX NA BB.9 Index	(9,506)	63,000	16,941	9/17/58	(500 bp) —	7,374
					Monthly
CMBX NA BB.9 Index	(8,614)	63,000	16,941	9/17/58	(500 bp) —	8,266
					Monthly
CMBX NA BB.9 Index	(1,876)	48,000	12,907	9/17/58	(500 bp) —	10,984
					Monthly
CMBX NA BB.9 Index	(1,685)	34,000	9,143	9/17/58	(500 bp) —	7,424
					Monthly
CMBX NA BB.9 Index	(4,541)	30,000	8,067	9/17/58	(500 bp) —	3,497
					Monthly
CMBX NA BB.9 Index	(4,541)	30,000	8,067	9/17/58	(500 bp) —	3,497
					Monthly
CMBX NA BB.9 Index	(352)	4,000	1,076	9/17/58	(500 bp) —	720
					Monthly
CMBX NA BBB– . 8 Index	(16,646)	107,000	16,746	10/17/57	(300 bp) —	38
					Monthly

Master Intermediate Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB– . 8 Index	$(8,468)	$54,000	$8,451	10/17/57	(300 bp) —	$(49)
					Monthly
CMBX NA BBB– .10 Index	(51,248)	304,000	38,122	11/17/59	(300 bp) —	(13,303)
					Monthly
CMBX NA BBB– .10 Index	(17,456)	136,000	17,054	11/17/59	(300 bp) —	(481)
					Monthly
CMBX NA BBB– .10 Index	(27,435)	116,000	14,546	11/17/59	(300 bp) —	(12,957)
					Monthly
CMBX NA BBB– .10 Index	(24,867)	102,000	12,791	11/17/59	(300 bp) —	(12,135)
					Monthly
CMBX NA BBB– .10 Index	(7,908)	66,000	8,276	11/17/59	(300 bp) —	330
					Monthly
CMBX NA BBB– .10 Index	(13,546)	59,000	7,399	11/17/59	(300 bp) —	(6,182)
					Monthly
CMBX NA BBB– .10 Index	(12,006)	55,000	6,897	11/17/59	(300 bp) —	(5,141)
					Monthly
CMBX NA BBB– .10 Index	(4,987)	23,000	2,884	11/17/59	(300 bp) —	(2,116)
					Monthly
CMBX NA BBB– .10 Index	(4,325)	20,000	2,508	11/17/59	(300 bp) —	(1,829)
					Monthly
CMBX NA BBB–.10 Index	(19,495)	158,000	19,813	11/17/59	(300 bp) —	226
					Monthly
CMBX NA BBB–.10 Index	(10,907)	86,000	10,784	11/17/59	(300 bp) —	(166)
					Monthly
CMBX NA BBB–.10 Index	(8,751)	69,000	8,653	11/17/59	(300 bp) —	(133)
					Monthly
CMBX NA BBB–.11 Index	(9,675)	31,000	1,832	11/18/54	(300 bp) —	(7,861)
					Monthly
CMBX NA BBB–.11 Index	(5,697)	18,000	1,064	11/18/54	(300 bp) —	(4,644)
					Monthly
CMBX NA BBB–.7 Index	(14,539)	229,000	45,182	1/17/47	(300 bp) —	30,509
					Monthly
CMBX NA BBB–.8 Index	(15,432)	99,000	15,494	10/17/57	(300 bp) —	4
					Monthly
CMBX NA BBB–.8 Index	(8,987)	58,000	9,077	10/17/57	(300 bp) —	57
					Monthly
Upfront premium received	—		Unrealized appreciation			1,446,701
Upfront premium (paid)	(3,738,362)		Unrealized (depreciation)			(1,285,167)
Total	$(3,738,362)		Total			$161,534

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

98 Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Consumer cyclicals	$118,157	$4,007	$—
Energy	22,449	104	186
Financials	—	—	16,195
Health care	16,745	—	—
Utilities and power	—	10,311	—
Total common stocks	157,351	14,422	16,381
Asset-backed securities	—	1,995,059	—
Convertible bonds and notes	—	18,017,131	—
Corporate bonds and notes	—	49,906,928	72
Foreign government and agency bonds and notes	—	28,989,024	—
Mortgage-backed securities	—	101,273,890	—
Purchased options outstanding	—	361,032	—
Purchased swap options outstanding	—	7,468,223	—
Senior loans	—	7,680,586	—
U.S. government and agency mortgage obligations	—	171,187,371	—
U.S. treasury obligations	—	1,638,494	—
Short-term investments	330,000	36,420,724	—
Totals by level	$487,351	$424,952,884	$16,453

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$256,174	$—
Futures contracts	217,579	—	—
Written options outstanding	—	(694,281)	—
Written swap options outstanding	—	(8,312,597)	—
Forward premium swap option contracts	—	1,061,067	—
TBA sale commitments	—	(67,736,406)	—
Interest rate swap contracts	—	3,683,914	—
Total return swap contracts	—	(3,985,058)	—
Credit default contracts	—	(14,336,055)	—
Totals by level	$217,579	$(90,063,242)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 99

Statement of assets and liabilities 3/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $414,983,344)	$410,493,401
Affiliated issuers (identified cost $14,963,287) (Notes 1 and 5)	14,963,287
Cash	1,815,539
Foreign currency (cost $4,661) (Note 1)	4,239
Interest and other receivables	2,394,164
Receivable for investments sold	978,540
Receivable for sales of TBA securities (Note 1)	39,699,500
Receivable for variation margin on futures contracts (Note 1)	76,943
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,728,864
Unrealized appreciation on forward premium swap option contracts (Note 1)	6,390,465
Unrealized appreciation on forward currency contracts (Note 1)	1,892,830
Unrealized appreciation on OTC swap contracts (Note 1)	2,757,280
Premium paid on OTC swap contracts (Note 1)	3,738,362
Prepaid assets	37,374
Total assets	487,970,788

LIABILITIES
Payable for investments purchased	5,301,591
Payable for purchases of delayed delivery securities (Note 1)	90,000
Payable for purchases of TBA securities (Note 1)	141,933,906
Payable for compensation of Manager (Note 2)	430,508
Payable for custodian fees (Note 2)	78,376
Payable for investor servicing fees (Note 2)	19,248
Payable for Trustee compensation and expenses (Note 2)	132,239
Payable for administrative services (Note 2)	701
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,750,445
Distributions payable to shareholders	1,148,441
Unrealized depreciation on OTC swap contracts (Note 1)	9,480,219
Premium received on OTC swap contracts (Note 1)	11,332,375
Unrealized depreciation on forward currency contracts (Note 1)	1,636,656
Unrealized depreciation on forward premium swap option contracts (Note 1)	5,329,398
Written options outstanding, at value (premiums $8,843,559) (Note 1)	9,006,878
TBA sale commitments, at value (proceeds receivable $67,924,453) (Note 1)	67,736,406
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	2,883,464
Other accrued expenses	143,065
Total liabilities	259,433,916

Net assets	$228,536,872

(Continued on next page)

100 Master Intermediate Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$327,158,222
Total distributable earnings (Note 1)	(98,621,350)
Total — Representing net assets applicable to capital shares outstanding	$228,536,872

COMPUTATION OF NET ASSET VALUE
Net asset value per share ($228,536,872 divided by 51,173,706 shares)	$4.47

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 101

Statement of operations Six months ended 3/31/21 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $1,141) (including interest income of $8,049 from investments
in affiliated issuers) (Note 5)	$5,820,722
Total investment income	5,820,722

EXPENSES
Compensation of Manager (Note 2)	848,511
Investor servicing fees (Note 2)	57,027
Custodian fees (Note 2)	63,072
Trustee compensation and expenses (Note 2)	5,133
Administrative services (Note 2)	3,872
Auditing and tax fees	76,111
Other	121,176
Total expenses	1,174,902
Expense reduction (Note 2)	(844)
Net expenses	1,174,058

Net investment income	4,646,664

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,993,732
Foreign currency transactions (Note 1)	(20,994)
Forward currency contracts (Note 1)	(149,922)
Futures contracts (Note 1)	(129,684)
Swap contracts (Note 1)	(1,407,185)
Written options (Note 1)	208,473
Total net realized gain	2,494,420
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	190,072
Assets and liabilities in foreign currencies	(533)
Forward currency contracts	19,013
Futures contracts	395,115
Swap contracts	4,763,183
Written options	3,740,097
Total change in net unrealized appreciation	9,106,947

Net gain on investments	11,601,367

Net increase in net assets resulting from operations	$16,248,031

The accompanying notes are an integral part of these financial statements.

102 Master Intermediate Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/21*	Year ended 9/30/20
Operations
Net investment income	$4,646,664	$9,287,584
Net realized gain on investments
and foreign currency transactions	2,494,420	1,763,066
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	9,106,947	(20,218,710)
Net increase (decrease) in net assets resulting
from operations	16,248,031	(9,168,060)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(7,577,070)	(10,765,727)
From return of capital	—	(7,761,471)
Decrease from capital share transactions (Note 5)	(225,056)	(2,329,812)
Increase in capital share transactions from reinvestment
of distributions	—	155,053
Total increase (decrease) in net assets	8,445,905	(29,870,017)

NET ASSETS
Beginning of period	220,090,967	249,960,984
End of period	$228,536,872	$220,090,967

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	51,227,679	51,795,725
Shares repurchased (Note 5)	(53,973)	(604,664)
Shares issued in connection with reinvestment
of distributions	—	36,618
Shares outstanding at end of period	51,173,706	51,227,679

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 103

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	3/31/21	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$4.30	$4.83	$4.94	$5.03	$4.86	$5.03
Investment operations:
Net investment income a	.09	.18	.24	.26	.26	.28
Net realized and unrealized
gain (loss) on investments	.23	(.35)	(.02)	(.06)	.21	(.15)
Total from investment operations	.32	(.17)	.22	.20	.47	.13
Less distributions:
From net investment income	(.15)	(.21)	(.34)	(.29)	(.31)	(.31)
From return of capital	—	(.15)	—	—	—	—
Total distributions	(.15)	(.36)	(.34)	(.29)	(.31)	(.31)
Increase from shares repurchased	—[e]	—[e]	.01	—[e]	.01	.01
Net asset value, end of period	$4.47	$4.30	$4.83	$4.94	$5.03	$4.86
Market value, end of period	$4.32	$4.11	$4.59	4.52	$4.73	$4.42
Total return at market value (%) b	8.85*	(2.85)	9.48	1.66	14.32	5.08

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$228,537	$220,091	$249,961	$262,509	$269,544	$263,234
Ratio of expenses to average
net assets (%) c	.52*	1.01	1.02	1.00	.99	1.00
Ratio of net investment income
to average net assets (%)	2.04*	3.98	4.90	5.11	5.24	5.82
Portfolio turnover (%) d	577*	995	899	715	976	823

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Amount represents less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

104 Master Intermediate Income Trust

Notes to financial statements 3/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through March 1, 2021.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Master Intermediate Income Trust 105

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange

106 Master Intermediate Income Trust

gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master Intermediate Income Trust 107

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging market risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment

108 Master Intermediate Income Trust

upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master Intermediate Income Trust 109

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $15,504,832 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $16,379,840 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$38,403,528	$30,892,679	$69,296,207

110 Master Intermediate Income Trust

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $351,396,048, resulting in gross unrealized appreciation and depreciation of $37,690,491 and $53,475,514, respectively, or net unrealized depreciation of $15,785,023.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund established targeted distribution rates, whose principal source of the distribution is ordinary income. However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.372% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Master Intermediate Income Trust 111

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $844 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $157, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,824,812,673	$1,790,952,350
U.S. government securities (Long-term)	—	—
Total	$1,824,812,673	$1,790,952,350

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2020, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund repurchased 53,973 common shares for an aggregate purchase price of $225,056 which reflects a weighted-average discount from net asset value per share of 6.97%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 604,664 common shares for an aggregate purchase price of $2,329,812, which reflected a weighted-average discount from net asset value per share of 9.46%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 2,069 shares of the fund (0.004% of the fund’s shares outstanding), valued at $9,248 based on net asset value.

112 Master Intermediate Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 3/31/21
Short-term investments
Putnam Short Term
Investment Fund*	$12,804,784	$36,365,434	$34,206,931	$8,049	$14,963,287
Total Short-term
investments	$12,804,784	$36,365,434	$34,206,931	$8,049	$14,963,287

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and one-, three-, six-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid-19. The outbreak of Covid-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Master Intermediate Income Trust 113

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased TBA commitment option contracts (contract amount)	$112,000,000
Purchased currency option contracts (contract amount)	$42,000,000
Purchased swap option contracts (contract amount)	$600,400,000
Written equity option contracts (contract amount)	$—*
Written TBA commitment option contracts (contract amount)	$109,100,000
Written currency option contracts (contract amount)	$42,500,000
Written swap option contracts (contract amount)	$490,100,000
Futures contracts (number of contracts)	1,000
Forward currency contracts (contract amount)	$250,500,000
Centrally cleared interest rate swap contracts (notional)	$821,500,000
OTC total return swap contracts (notional)	$14,200,000
Centrally cleared total return swap contracts (notional)	$170,100,000
OTC credit default contracts (notional)	$90,000,000
Warrants (number of warrants)	4,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$3,899,896	Payables	$18,240,571
Foreign exchange
contracts	Receivables	1,892,830	Payables	1,636,656
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	31,004,226*	Unrealized depreciation	31,199,727*
Total		$36,796,952		$51,076,954

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

114 Master Intermediate Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1): investments

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(631,791)	$(631,791)
Foreign exchange contracts	750,533	—	(149,922)	—	600,611
Interest rate contracts	1,984,464	(129,684)	—	(775,394)	1,079,386
Total	$2,734,997	$(129,684)	$(149,922)	$(1,407,185)	$1,048,206

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,087,560	$3,087,560
Foreign exchange contracts	159,899	—	19,013	—	178,912
Interest rate contracts	(1,499,870)	395,115	—	1,675,623	570,868
Total	$(1,339,971)	$395,115	$19,013	$4,763,183	$3,837,340

Master Intermediate Income Trust 115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	Wells Fargo Bank, N. A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate swap
contracts§	$—	$—	$2,728,864	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,728,864
OTC Total return
swap contracts*#	—	13,638	—	1,795	—	13,920	—	23,707	—	13,648	4,047	—	—	—	—	—	—	—	—	70,755
OTC Credit default
contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	863,686	630,144	—	415,724	—	—	784,281	456,124	749,937	—	—	—	—	—	—	3,899,896
Futures contracts§	—	—	—	—	—	—	—	—	—	—	76,943	—	—	—	—	—	—	—	—	76,943
Forward currency
contracts#	25,969	64,994	—	119,255	—	36,796	—	297,210	34,307	70,714	—	—	62,268	100,330	708,636	73,335	218,330	—	80,686	1,892,830
Forward premium
swap option
contracts#	2,136,099	66,218	—	1,007,415	—	—	—	128,587	—	957,272	—	—	195,940	—	—	324,687	1,113,773	460,474	—	6,390,465
Purchased swap
options **#	282,006	771,783	—	202,032	—	—	—	667,042	—	3,111,167	—	—	1,979,833	—	—	191,035	263,325	—	—	7,468,223
Purchased
options **#	—	—	—	—	—	—	—	—	—	361,032	—	—	—	—	—	—	—	—	—	361,032
Total Assets	$2,444,074	$916,633	$2,728,864	$1,330,497	$863,686	$680,860	$—	$1,532,270	$34,307	$4,513,833	$865,271	$456,124	$2,987,978	$100,330	$708,636	$589,057	$1,595,428	$460,474	$80,686	$22,889,008
Liabilities:
Centrally cleared
interest rate swap
contracts§	—	—	2,750,445	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,750,445
OTC Total return
swap contracts*#	—	10,213	—	—	—	3,594	12	15,751	—	2,248	15,214	—	4,620	—	—	—	—	—	—	51,652
OTC Credit default
contracts —
protection sold *#	209,529	—	—	—	2,573,242	3,980,455	—	2,983,474	—	—	4,712,822	631,324	3,145,105	—	—	—	—	—	—	18,235,951
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	113,906	81,321	—	34,319	—	41,182	—	62,989	137,981	88,254	—	—	377,366	113,148	161,034	94,745	315,212	—	15,199	1,636,656

116 Master Intermediate Income Trust	Master Intermediate Income Trust 117

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	Wells Fargo Bank, N. A.	WestPac Banking Corp.	Total
Forward premium
swap option
contracts#	$1,679,676	$55,248	$—	$797,698	$—	$—	$—	$204,952	$—	$1,391,181	$—	$—	$152,956	$—	$—	$181,038	$649,050	$217,599	$—	$5,329,398
Written swap
options #	340,851	489,992	—	1,166,995	—	—	—	759,759	—	2,591,559	—	—	2,071,330	—	—	352,508	539,603	—	—	8,312,597
Written options #	—	—	—	—	—	—	—	—	—	694,281	—	—	—	—	—	—	—	—	—	694,281
Total Liabilities	$2,343,962	$636,774	$2,750,445	$1,999,012	$2,573,242	$4,025,231	$12	$4,026,925	$137,981	$4,767,523	$4,728,036	$631,324	$5,751,377	$113,148	$161,034	$628,291	$1,503,865	$217,599	$15,199	$37,010,980
Total Financial
and Derivative
Net Assets	$100,112	$279,859	$(21,581)	$(668,515)	$(1,709,556)	$(3,344,371)	$(12)	$(2,494,655)	$(103,674)	$(253,690)	$(3,862,765)	$(175,200)	$(2,763,399)	$(12,818)	$547,602	$(39,234)	$91,563	$242,875	$65,487	$(14,121,972)
Total collateral
received
(pledged)†##	$(242,000)	$279,859	$—	$(668,515)	$(1,709,556)	$(3,328,938)	$—	$(2,464,984)	$(99,990)	$(253,690)	$(3,862,765)	$(122,000)	$(2,763,399)	$—	$547,602	$—	$91,563	$210,000	$—
Net amount	$342,112	$—	$(21,581)	$—	$—	$(15,433)	$(12)	$(29,671)	$(3,684)	$—	$—	$(53,200)	$—	$(12,818)	$—	$(39,234)	$—	$32,875	$65,487
Controlled
collateral received
(including TBA
commitments)**	$—	$1,972,353	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$581,111	$—	$120,000	$210,000	$—	$2,883,464
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$(242,000)	$—	$—	$(685,000)	$(1,728,989)	$(3,328,938)	$—	$(2,464,984)	$(99,990)	$(946,973)	$(3,920,966)	$(122,000)	$(2,840,000)	$—	$—	$—	$—	$—	$—	$(16,379,840)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $506,991 and $3,220,989, respectively.

118 Master Intermediate Income Trust	Master Intermediate Income Trust 119

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Shareholder meeting results (Unaudited)

April 20, 2021 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
28,546,176	761,190	568,094

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	28,756,433	1,119,032
Ravi Akhoury	28,321,620	1,553,845
Barbara M. Baumann	26,208,965	3,666,500
Katinka Domotorffy	28,361,671	1,513,794
Catharine Bond Hill	28,391,828	1,483,637
Paul L. Joskow	26,077,335	3,798,230
Kenneth R. Leibler	26,270,558	3,604,907
Robert L. Reynolds	26,295,517	3,579,948
George Putnam, III	28,799,714	1,075,751
Manoj P. Singh	28,171,596	1,703,869
Mona K. Sutphen	28,719,687	1,155,778

All tabulations are rounded to the nearest whole number.

120 Master Intermediate Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 — October 31, 2020	—	—	—	5,122,767
November 1 — November 30, 2020	—	—	—	5,122,767
December 1 — December 31, 2020	52,112	$4.17	52,112	5,070,655
January 1 — January 31, 2021	—	—	—	5,070,655
February 1 — February 28, 2021	1,861	$4.22	1,861	5,068,794
March 1 — March 31, 2021	—	—	—	5,068,794

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2019, which was in effect between October 10, 2019 and September 30, 2020, allowed the fund to repurchase up to 5,179,573 of its shares. The program renewed by the Board in September 2020, which is in effect between October 1, 2020 and September 30, 2021, allows the fund to repurchase up to 5,122,767 of its shares

** Information prior to October 1, 2020 is based on the total number of shares eligible for repurchase under the program, as amended through September 2019. Information from October 1, 2020 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2020.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2021